QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Brinker International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

6820 LBJ Freeway
Dallas, Texas 75240
(972) 980-9917

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held October 29, 2009

September 15, 2009

Dear Shareholder:

        We invite you to attend the annual meeting of shareholders of Brinker International, Inc. to be held at 9:00 a.m. (CDT), on Thursday, October 29, 2009, at the Addison Conference Centre, located at 15650 Addison Road, Addison, Texas 75001. At the meeting, we will: (1) elect eight (8) directors for one-year terms; (2) vote on the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal 2010 year; and (3) conduct any other business properly brought before the meeting.

        Your Board of Directors has chosen September 1, 2009 as the date used to determine the shareholders who will be able to attend and vote at the annual meeting. If you own shares in Brinker, at the end of business on that day, you are invited to attend the annual meeting. Seating at the meeting will be limited to Brinker's shareholders, proxy holders and invited guests of Brinker. If you own your shares in your own name, please bring photo identification to the meeting. If you hold your shares through a bank, broker or other third party, please bring photo identification and a current statement from that party showing your ownership. Please note that cameras, recording equipment and other electronic devices will not be permitted at the meeting.

        Your vote is important. Whether or not you plan to be present at the meeting, please take time to vote. If you decide not to attend the annual meeting, you may vote on these proposals by proxy. To do so, please cast your vote, as instructed in the Notice of Internet Availability of Proxy Materials you received, over the Internet or by telephone after your review of proxy materials at www.proxyvote.com (by using your 12-digit control number on the Notice of Internet Availability of Proxy Materials to access the website) or, upon your request, after receipt of hard copies of proxy materials. We ask that you cast your vote as promptly as possible. You may also request a paper copy of the proxy card to submit your vote, if you prefer. We do encourage you to vote by Internet. It is convenient and saves postage and processing costs. If you have voted by the Internet, by mail or by telephone and later decide to attend the annual meeting, you may come to the meeting and vote in person.

        We look forward to seeing you at the meeting.

Very truly yours,
Douglas H. Brooks Chairman of the Board, President and Chief Executive Officer

 BRINKER INTERNATIONAL, INC.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Why did you send this Proxy Statement to me?

        The Board of Directors of Brinker International, Inc. (sometimes referred to here as "Brinker," "we," "us," "our," or the "Company") is soliciting the enclosed proxy to be used at the annual meeting of shareholders on October 29, 2009 at 9:00 a.m. (CDT), and at any adjournment or postponement of that meeting. The meeting will be held at the Addison Conference Centre, which is located at 15650 Addison Road, Addison, Texas 75001. The purpose of the meeting is to:

  •
  elect eight (8) directors;

  •
  vote on the ratification of the selection of KPMG LLP as our independent auditors for the 2010 fiscal year; and

  •
  conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

        We posted this Proxy Statement and the accompanying proxy on or about September 15, 2009, to our website at www.proxyvote.com, and mailed notice on September 15, 2009 to all shareholders entitled to vote at the annual meeting.

Why am I being asked to review materials on-line?

        Under rules adopted by the U.S. Securities and Exchange Commission ("SEC"), we are furnishing proxy materials to our shareholders on the Internet, rather than mailing printed copies of those materials to each shareholder. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials on the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. We anticipate that the Notice of Internet Availability of Proxy Materials will be mailed to shareholders on or about September 15, 2009.

How many votes do I have?

        If we had your name on record as owning stock in Brinker International, Inc. at the close of business on September 1, 2009, then you are entitled to vote at the annual meeting. You are entitled to one vote for each share of Brinker's common stock you own as of that date. At the close of business on August 12, 2009, 102,143,399 shares of the Company's common stock were outstanding and eligible to vote.

How do I vote by proxy?

        Whether you plan to attend the annual meeting or not, we encourage you to follow the instructions on the Notice of Internet Availability of Proxy Materials. You may vote

  •
  via Internet at www.proxyvote.com by using your 12-digit control number to access the site (you may find this number on your Notice of Internet Availability of Proxy Materials);

  •
  by phone; and

  •
  by requesting, completing and mailing a paper proxy card, as outlined in the Notice of Internet Availability of Proxy Materials;

How do I attend the annual meeting in person?

        Seating at the annual meeting will be limited to Brinker's shareholders or their proxyholders and Brinker's invited guests. If you are a holder of record in your own name, please bring photo identification to the annual meeting. If you hold shares through a bank, broker or other third party, please bring photo identification and a current brokerage statement. Cameras, recording equipment and other electronic devices will not be permitted at the meeting. The annual meeting will begin promptly at 9:00 a.m. (CDT), so please plan to arrive accordingly.

May I revoke my proxy?

        You may change your vote or revoke your proxy any time before the annual meeting by:

  •
  returning another proxy card with a later date;

  •
  sending written notification of revocation to the Corporate Secretary at our principal executive offices at 6820 LBJ Freeway, Dallas, Texas 75240;

  •
  entering a later vote by telephone or over the Internet; or

  •
  attending the annual meeting and voting in person.

        You should be aware that simply attending the annual meeting will not automatically revoke your previously submitted proxy. If you desire to do so, you must notify an authorized Brinker representative at the annual meeting of your desire to revoke your proxy and then you must vote in person.

Who pays for the solicitation of proxies and how are they solicited?

        We pay the entire cost of the solicitation of these proxies. This cost includes preparation, assembly, printing, and mailing of this Proxy Statement and any other information we send to you. We may supplement our efforts to solicit your proxy in the following ways:

  •
  we may contact you using the telephone or electronic communication;

  •
  our directors, officers, or other regular employees may contact you personally; or

  •
  we may hire agents for the sole purpose of contacting you regarding the proxy.

        If we hire soliciting agents, we will pay them a reasonable fee for their services. We will not pay directors, officers, or other regular employees any additional compensation for their efforts to supplement our proxy solicitation.

Can I vote if my shares are held in "street name"?

        If the shares you own are held in "street name" by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. If you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain "routine" items, but will not be allowed to vote your shares with respect to certain "non-routine" items. In the case of non-routine items, the shares will be treated as "broker non-votes," which are not counted as cast and have no effect on the outcome of the vote. To be able to vote your shares held in street name at the meeting, you will need to obtain a proxy from your bank or brokerage firm.

How do I vote if my shares are held in the Company's 401(k) Plan?

        If all or some of the shares you own are held through the Company's 401(k) Plan, you may vote via Internet or by phone by 11:59 p.m., EDT, on October 26, 2009 or the Company's agent must receive your paper proxy card on or before October 26, 2009.

What is "householding"?

        If you and others in your household own your shares in street name, you may receive only one copy of this proxy statement and the annual report. This practice is known as "householding." If you hold your shares in street name and would like additional copies of these materials, please contact your bank or broker. If you receive multiple copies and would prefer to receive only one set of these materials, please also contact your bank or broker. Brinker does not currently use householding for owners of record and will send notice to all owners of record before using householding. By using this method, we give all owners of record the opportunity to continue to receive multiple copies of these materials in the same household.

What constitutes a quorum?

        In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock issued, outstanding and entitled to vote at the meeting. Shares of common stock represented in person or by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required to approve each proposal?

  •
  Proposal 1: Elect Eight Directors

        The eight nominees for director who receive the most votes of all nominees for director will be elected. Votes withheld will therefore have no effect on the outcome of this proposal because only a plurality of votes actually cast is needed to elect a director.

  •
  Proposal 2: Ratify Selection of Independent Auditors for the 2010 Fiscal Year

        The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the meeting is required to approve this proposal. Abstentions are counted as votes cast and have the same effect as votes against the proposal. Broker non-votes have no effect on the outcome of the voting on this proposal.

How will my proxy get voted?

        If you vote over the Internet or by telephone, or properly fill in and return a paper proxy card (if requested), the designated Proxies (Douglas H. Brooks and Marvin J. Girouard) will vote your shares as you have directed. If you submit a paper proxy card, but do not make specific choices, the designated Proxies will vote your shares as recommended by the Board of Directors as follows:

  •
  "FOR" election of the eight nominees for director; and

  •
  "FOR" ratification of KPMG LLP as our independent auditors for the 2010 fiscal year.

How will voting on "any other business" be conducted?

        Although we do not know of any business to be considered at the annual meeting other than the proposals described in this Proxy Statement, if any additional business is properly brought before the annual meeting, your signed or electronically transmitted proxy card gives authority to the designated Proxies to vote on such matters in their discretion.

Who will count the votes?

        We have hired a third party, Broadridge Financial Solutions, to judge voting, be responsible for determining whether or not a quorum is present and tabulate votes cast by proxy or in person at the Annual Meeting.

Where can I find voting results of the meeting?

        We will announce general voting results at the meeting and publish final detailed voting results, at our choice, either in our quarterly report on Form 10-Q for the second quarter of fiscal year 2010 or in an earlier filed Form 8-K.

May shareholders ask questions at the annual meeting?

        Yes, our representatives will answer your questions after the conclusion of the formal business of the meeting. In order to give a greater number of shareholders an opportunity to ask questions, we may impose certain procedural requirements, such as limiting repetitive or follow-up questions, limiting the amount of time for a question, or requiring questions to be submitted in writing.

How do I submit a proposal for next year's annual meeting?

        If you have a proposal, other than a nomination for the Board of Directors, that you would like us to consider at the 2010 annual meeting of shareholders, you must submit your proposal to the Secretary of the Company no later than May 18, 2010 and must comply with the notice, information and other provisions contained in the Company's bylaws. If you would like your proposal to be included in our Proxy Statement and proxy relating to that meeting, it must also comply with the SEC rules, and you must submit it to us no later than May 18, 2010. Proposals should be sent to our executive offices at 6820 LBJ Freeway, Dallas, Texas 75240 in care of the Corporate Secretary.

How do I submit a nomination for the Board of Directors?

        Any shareholder of the Company may recommend one or more individuals to be considered by the Governance and Nominating Committee of the Company's Board of Directors as a potential nominee or nominees for election as a director of the Company. If you wish to recommend one or more individuals for a position or positions on the Board of Directors, our bylaws require that you submit your recommendation, along with certain information about the candidate(s) to the Secretary of the Company. If you need a copy of the bylaws, you may obtain them free of charge from the Corporate Secretary or you may find them in the Company's public filings with the SEC. If you want to submit a recommendation for the Company's 2010 annual meeting of the shareholders, your submittal must be delivered to our principal executive offices at 6820 LBJ Freeway, Dallas, Texas 75240 to the attention of the Corporate Secretary on or before May 18, 2010.

How can I communicate with the Board of Directors?

        If you or any interested party wishes to communicate with the Board of Directors, as a group, or with an individual director, such communication may be directed to the appropriate group or individual in care of the General Counsel, Brinker International, Inc., 6820 LBJ Freeway, Dallas, Texas 75240. Your Board of Directors has instructed the General Counsel to review and forward such communications to the appropriate person or persons for response.

How can I access Brinker's proxy materials and annual report electronically?

        You can access the Company's proxy statement, 2009 Annual Report on Form 10-K and FY 2009 Annual Report at www.brinker.com. You may simply click on the "For Investors" tab on the home page, and then the "Financial Information" link in the left column; the SEC filings section of our website will be available for your usage. We will also provide you free copies of these documents by sending a written request to the Company's Corporate Secretary at 6820 LBJ Freeway, Dallas, Texas 75240. If you received a Notice of Internet Availability of Proxy Materials, you may also access this information at the website described in the Notice. The FY 2009 Annual Report and the Form 10-K accompany this proxy statement, but are not considered part of the proxy soliciting materials.

 PROPOSAL 1

ELECTION OF DIRECTORS

        Your proxy will be used to vote FOR the election of the Nominees named below unless you withhold the authority to do so when you send in your proxy. If any Nominee becomes unavailable for election as a result of an unexpected occurrence, we would use your shares to vote for a substitute Nominee that the Board of Directors would propose. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any Nominee will be unavailable to serve. All Nominees are currently serving as directors of the Company and all were elected by the shareholders at the 2008 annual meeting of shareholders.

Information About Nominees

        We are furnishing you below certain information about each of the eight persons nominated as directors:

        Douglas H. Brooks, 57, is Chairman of the Board of the Board of Directors, having been elected to the position in November 2004, and has served as Chief Executive Officer of the Company since January 2004, and as President of the Company since January 1999. Previously, Mr. Brooks served as Chili's Grill & Bar President from June 1994 to May 1998, Executive Vice President of the Company from May 1998 until January 1999, and Chief Operating Officer from May 1998 until June 2003. Mr. Brooks joined the Company as an Assistant Manager in 1978 and was promoted to General Manager later that year. He was named Area Supervisor in 1979, Regional Director in 1982, Senior Vice President—Central Region Operations in 1987, and Senior Vice President—Chili's Operations in 1992. He held this position until becoming President of Chili's in 1994. Mr. Brooks serves on the Board of Directors of Limbs for Life and is a member of the Professional Advisory Board for St. Jude Children's Research Hospital. Mr. Brooks has served on the Board of Directors since 1999 and is a member of the Executive Committee.

        Harriet Edelman, 53, is the former Senior Vice President and Chief Information Officer of Avon Products, Inc., serving in this position from January 2000 through March 2008, and as Senior Vice President, Global Supply Chain from May 1996 to January 2000. Ms. Edelman serves on the Board of Directors of Ariba, Inc. and serves as Advisor to the Chairman for New York Private Bank & Trust. She also serves on the Board of Directors of the Police Athletic League of New York and the National Board of Directors of the Girl Scouts of the USA. Ms. Edelman has served on the Board of Directors since March 2008 and is a member of the Audit and Compensation Committees of the Company.

        Marvin J. Girouard, 70, is the retired Chairman and Chief Executive Officer of Pier 1 Imports, Inc., having served as Chairman from February 1999 to February 2007 and Chief Executive Officer from June 1998 to February 2007. Mr. Girouard previously served as Pier 1 Imports' Chief Operating Officer from 1988 to 1998 and as President from 1988 until February 1999. Mr. Girouard joined Pier 1 Imports in 1975 and served on its Board of Directors since 1988 until 2007. He is an honorary member of the Board of Directors for the United States Committee for UNICEF—The United Nations Children's Emergency Fund. Mr. Girouard has served on the Board of Directors since 1998, serves as the Lead Director of the Board, and is a member of the Audit, Compensation and Executive Committees of the Company.

        John W. Mims, 50, is the Chief Marketing and Sales Officer for Millennium & Copthorne Hotels Worldwide. Previously he founded The Hunting Ridge Group, LLC, where he was Managing Partner. Mr. Mims served as Senior Vice President of Worldwide Sales for Starwood Hotels and Resorts Worldwide, Inc. from November 2003 to October 2006, and as Vice President, Sales and Marketing, Asia Pacific Division from May 2001 to November 2003. He previously worked with PepsiCola International in their Southeast Asia operations, most recently as Director International Modern Trade from 1999 to 2000. Mr. Mims serves on the board of Entertainment Cruises. Mr. Mims has served on the Board of Directors since February 2007 and is a member of the Compensation and Governance and Nominating Committees of the Company.

        George R. Mrkonic, 57, is the Retired President and Vice Chairman of Borders Group, Inc., having previously served as a Director of Borders Group, Inc. from 1994 to 2004, Vice Chairman from December 1994 until January 2002 and President from December 1994 until January 1997. Mr. Mrkonic also serves as a Director for Pacific SunWear of California, Inc., Autozone, Inc., and Syntel, Inc. Mr. Mrkonic has served on the Board of Directors since September 2003 and is a member of the Audit and the Compensation Committees of the Company.

        Erle Nye, 72, is Chairman Emeritus of TXU Corp. since May 2005, having served as Chairman of the Board from 2004 to 2005, Chairman of the Board and Chief Executive from 1997 to 2004, President and Chief Executive from 1995 to 1997, and President from 1987 to 1995. Mr. Nye served on the Board of Directors of TXU Corp. from 1987 to 2005. Mr. Nye serves on the board of S&C Electric Company and on its Audit Committee. Mr. Nye also serves on the boards of many professional, civic and charitable organizations, including the University of Texas Investment Management Company where he serves as Chairman. Mr. Nye has served on the Board of Directors since November 2002 and is a member of the Audit and Governance and Nominating Committees of the Company.

        Rosendo G. Parra, 49, is a partner and founder of Daylight Partners since December 2007. Previously, Mr. Parra served as Senior Vice President for the Home and Small Business Group of Dell, Inc. from June 2006 to April 2007, as Senior Vice President and General Manager, Dell Americas from April 2002 until June 2006, Senior Vice President and Co-General Manager, Worldwide Home and Small Business Group from April 2001 until April 2002, Senior Vice President, Americas Public and Americas International from September 1998 until April 2001, Vice President, Public and Americas International, from February 1997 until September 1998, Group Vice President, Sales, Marketing and Service, from June 1994 until February 1997, and Vice President, Dell USA from August 1993 until June 1994. Mr. Parra also serves as a Director for NII Holdings, Inc. Mr. Parra has served on the Board of Directors since December 2004 and is a member of the Compensation and Governance and Nominating Committees of the Company.

        Cece Smith, 64, is the retired Managing General Partner of Phillips-Smith-Machens Venture Partners, a venture capital firm which invested in retail and consumer businesses that she co-founded in 1986. Previously, Ms. Smith held senior management positions with Pearle Health Services and S&A Restaurant Corp. Ms. Smith currently serves as a Director of Pier 1 Imports, Inc. and is on the Executive Boards of the Dallas Symphony Association and the Edwin L. Cox School of Business at Southern Methodist University. Ms. Smith has served on the Board of Directors since January 2002 and is a member of the Audit and Governance and Nominating Committees of the Company.

        YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.

 PROPOSAL 2

RATIFICATION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors selected KPMG LLP as our independent auditors for fiscal 2010. Although we are not required to submit this matter to you, the Board of Directors believes that it is good corporate governance to do so. This proposal asks you to ratify this selection. If the appointment of KPMG LLP is not ratified by you, the Audit Committee will reconsider the appointment. Representatives of KPMG LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they so desire and they will be available to respond to appropriate questions that you may have.

Audit Fees

        The following table sets forth the aggregate fees billed, or estimated to be billed, to us for the fiscal years ended June 24, 2009 and June 25, 2008, by our independent auditors, KPMG LLP:

Fiscal Year	Annual Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees
2009	$789,500	$5,000	$150,000	$0
2008	$889,650	$3,000	$107,300	$0

(1)
For fiscal 2009, annual audit fees related to professional services rendered for the audit of our annual consolidated financial statements, reviews of our quarterly consolidated financial statements, the audits of management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting ($748,200), subsidiary and statutory audits ($35,800), and the issuance of consents for franchise circulars ($5,500).

For fiscal 2008, annual audit fees related to professional services rendered for the audit of our annual consolidated financial statements, reviews of our quarterly consolidated financial statements, the audits of management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting ($813,350), subsidiary and statutory audits ($70,800), and the issuance of consents for franchise circulars ($5,500).

(2)
For fiscal 2009, audit-related fees related to the consent to the Form S-8 for Securities to be Offered to Employees Pursuant to Employee Benefit Plans.

For fiscal 2008, all audit-related fees for KPMG were related to its consent to the current year's Form 11K, as we selected Whitley Penn LLP to audit the Company's 401(k) Savings Plan.

(3)
For fiscal 2009 and 2008, all tax fees were for review of tax returns and consultations regarding tax accounting method changes.

        The Audit Committee has established policies and procedures for the approval and pre-approval of audit services and permitted non-audit services. The Audit Committee has the responsibility to do the following:

  •
  to engage and terminate our independent auditors;

  •
  to pre-approve their audit services and permitted non-audit services;

  •
  to approve all audit and non-audit fees; and

  •
  to set guidelines for permitted non-audit services and fees.

        All of the fees for fiscal 2009 and 2008 were pre-approved by the Audit Committee or were within pre-approved guidelines for permitted non-audit services and fees established by the Audit Committee. For fiscal year 2009, the Audit Committee set a pre-approved maximum total fee expenditure for unscheduled, on-going audit and tax services with KPMG LLP of $200,000. In addition, if the fee for a particular item would exceed $40,000, Audit Committee approval would be required. There were no instances of waiver of approval requirements or guidelines during either fiscal year.

        YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR FISCAL 2010.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND
GOVERNANCE OF THE COMPANY

Director Independence

        The Board reviews the independence of each non-employee director annually to confirm that the director continues to meet our standards as well as the requirements of the New York Stock Exchange ("NYSE") and the rules of the SEC. No member of the Board will be considered independent unless the Board determines that he or she has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board will not determine any director to be independent if he or she has or has had any of the relationships set forth in the NYSE rules during the time periods specified in such rules. The Board will describe in the proxy statement the basis for determining whether any relationship is immaterial.

        The Board of Directors has affirmatively determined each of the following directors is an "independent" director as such term is defined and as required by our Corporate Governance Guidelines, and the requirements of the SEC and NYSE.

Harriet Edelman	Erle Nye
Marvin Girouard	Rosendo G. Parra
John Mims	Cece Smith
George Mrkonic

        The only member of the Board who is not independent is Douglas H. Brooks. Mr. Brooks, as CEO and President of the Company, is the only employee member of the Board. The Board has further determined that no material relationship exists between us and each non-employee director outside of their service as a member of the Board of Directors. In this proxy statement we may refer to these directors individually as an "Independent Director" and collectively as the "Independent Directors."

Board Structure

        The Board of Directors does not have classes where a director serves multi-year terms. Each director serves for a one year term and is subject to re-election by you each year. Prior to recommending a director for nomination for re-election, the Governance and Nominating Committee considers many things including:

  •
  the quality of past director service, and attendance at Board of Directors and Committee meetings;

  •
  whether the director continues to possess the qualities and capabilities considered necessary or desirable for director service;

  •
  input from other members of the Board of Directors concerning the performance of that director through a peer review process; and

  •
  the independence of the director.

        A non-employee director is expected to serve at least four one-year terms (subject to annual renomination and re-election). Presently, Messrs. Girouard, Mrkonic, Nye and Parra and Ms. Smith have served for more than four one-year terms.

        Mr. Ron Kirk resigned from the Board of Directors on March 18, 2009 following his appointment as U.S. Trade Representative. Mr. James E. Oesterreicher is leaving the Board of Directors at the end of his current term on October 28, 2009 after 15 years of service.

Committees of the Board of Directors

        The Board of Directors has the following standing committees and current committee composition:

Board Members	Executive Committee	Audit Committee	Compensation Committee	Governance & Nominating Committee
Douglas H. Brooks*	C
Marvin J. Girouard**	M	M	M
Harriet Edelman		M	M
John Mims			M	M
George R. Mrkonic		M	C
Erle Nye		M		M/C***
James E. Oesterreicher****	M		M
Rosendo Parra			M	M
Cece Smith		C		M

Meetings During FY '09	0	9	5	4

C — Committee Chair
M — Member

  *
  Chairman of the Board

  **
  Lead Director

  ***
  Mr. Nye succeeded Mr. Kirk as the Chairman of the Governance and Nominating Committee on March 18, 2009.

  ****
  Mr. Oesterreicher is leaving the Board of Directors on October 28, 2009.

        The charters for each of these committees, as well as our Corporate Governance Guidelines, are available at no charge to you in the Corporate Governance section of our internet website (http://www.brinker.com/investors/Corporate_Governance.asp) or by written request directed to us, at 6820 LBJ Freeway, Dallas, Texas 75240, Attention: Corporate Secretary.

        The Board of Directors has affirmatively determined that each member of the Audit, Compensation, and Governance and Nominating Committees meets the independence requirements applicable to those committees required by the NYSE and the SEC.

        The Executive Committee reviews material matters between Board meetings, provides advice and counsel to our management, and has the authority to act for the Board on most matters between Board meetings. In addition, the Executive Committee is also charged with assuring that we have a satisfactory succession management plan for all key management positions.

        The role of the Audit Committee is provided to you in the "Report of the Audit Committee" later in this Proxy Statement. The Board of Directors has determined that Ms. Smith is an "audit committee financial expert" as such term is defined in the SEC's Regulation S-K.

        A discussion of the specific nature of the Compensation Committee's responsibilities and compensation philosophy as they relate to our executive officers is provided to you in the "Compensation Discussion and Analysis" and "Report of the Compensation Committee" later in this Proxy Statement.

        The Governance and Nominating Committee performs the following functions:

  •
  recommends to the Board of Directors potential members to be added as new or replacement members to the Board of Directors;

  •
  recommends to the Board of Directors the nominees for election to the Board of Directors at the annual shareholders meeting;

  •
  reviews, and makes recommendation to the Board of Directors regarding, the compensation paid to non-management Board members;

  •
  recommends corporate governance guidelines to the full Board of Directors;

  •
  reviews the applicable legal standards for "independence" and the criteria applied to determine "audit committee financial expert" status; and

  •
  reviews the answers to annual questionnaires completed by each of the Independent Directors.

On the basis of this year's review, the Governance and Nominating Committee delivered a report to the full Board of Directors and the Board of Directors made its "independence" and "audit committee financial expert" determinations.

Board Member Meeting Attendance

        During the fiscal year ended June 24, 2009, the Board of Directors held nine meetings. Each director attended at least 75% of the aggregate total of meetings of the Board of Directors and Committees on which he or she served. Also, all members of the Board of Directors attended the Company's 2008 annual meeting of shareholders. Such attendance allows for direct interaction between you and members of the Board of Directors.

Lead Director

        The Independent Directors selected Mr. Girouard from their group to serve as the "Lead Director" of the Board. As Lead Director, Mr. Girouard chairs each meeting of the Independent Directors (an "Executive Session"). The Independent Directors generally meet in Executive Session at each Board meeting.

        As the Lead Director of the Board, Mr. Girouard's duties include:

  •
  presiding at all meetings of the Board of Directors when the Chairman of the Board is not present;

  •
  serving as liaison between the Chairman of the Board and the Independent Directors;

  •
  approving information sent to the Board of Directors;

  •
  approving meeting agendas and schedules for the Board of Directors;

  •
  having the authority to call a meeting of the Independent Directors; and

  •
  being available for consultation and direct communication with major shareholders.

Directors' Compensation

        The Governance and Nominating Committee annually reviews and periodically benchmarks the Board's compensation to assure that non-employee directors are being fairly and reasonably compensated in relation to the restaurant industry and to comparable U.S. companies. The same proxy peer group is used for the Board as is used for our named executive officers (which is identified in more detail in the Benchmarking section of the Compensation Discussion and Analysis in this Proxy Statement). For fiscal 2010, non-employee directors of the Company will receive the following compensation:

  •
  an annual retainer of $50,000, which, at the director's choosing, will be paid or granted in any combination of cash or restricted stock units as they may elect (with the director receiving a 25% match in restricted stock units for the portion of his or her annual compensation which they elect to take in restricted stock units);

  •
  an annual grant of restricted stock units, valued at approximately $110,000. Approximately 25% of the value will be granted with a distribution date of four years from the date of grant. The remaining 75% of the value will be granted with a distribution date of, at the director's choice made prior to grant, (i) four years after date of grant, (ii) the director's departure from the Board, (iii) one year following the director's departure from the Board, or (iv) two years following the director's departure from the Board;

  •
  $2,000 for each meeting of the Board of Directors attended; and

  •
  $2,000 for each meeting of any Committee of the Board of Directors attended.

Providing a combination of equity and cash incents our directors to focus on long-term performance and shareholder value while still recognizing their energy and effort throughout the year. Each director has a choice among cash and restricted stock units for their annual retainer thus allowing each director to receive his/her compensation in a manner that best fits his/her individual needs. However, the Board and we believe it is important that each director maintain an equity stake in our company; therefore, an incentive is provided for any portion of the annual retainer taken in equity.

        Committee Chairs, the Audit Committee financial expert, and our Lead Director receive a supplementary retainer for accepting the additional responsibilities:

  •
  Chair of the Audit Committee receives a retainer of $10,000;

  •
  Audit Committee financial expert receives a retainer of $10,000, unless the individual is also the Chair of the Audit Committee, in which case the total retainer is $10,000;

  •
  Chair of each of the Compensation and Governance and Nominating Committees receives a retainer of $7,500;

  •
  Chair of the Executive Committee, if a non-management Director, receives a retainer of $7,500;

  •
  Lead Director of the Board receives a retainer of $25,000.

We also reimburse directors for costs incurred by them in attending meetings of the Board. Equity grants are made on the later of the sixtieth day following the Board of Directors' meeting held on the same day as the annual shareholders meeting or the first business day of the calendar year following the annual shareholders meeting. Previously we granted directors their choice of restricted stock (which was or will be distributed four years from the date of grant) or restricted stock units (which were or will be distributed following a director's departure from the Board). For fiscal 2010, we will no longer grant restricted stock to directors, instead they will receive restricted stock units for all of their equity compensation.

 Fiscal 2009 Director Compensation Table

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Marvin J. Girouard(5)	121,000	115,811	—	—	—	111	236,922
Cece Smith(5)	98,000	115,811	—	—	—	129	213,940
George R. Mrkonic(5)	97,500	115,811	—	—	—	70	213,381
Erle Nye(5)	91,750	113,323	—	—	—	657	205,730
James E. Oesterreicher(5)	82,000	103,316	—	—	—	178	185,494
Rosendo Parra(5)	84,000	115,811	—	—	—	1,079	200,890
John Mims(5)	82,000	115,811	—	—	—	404	198,215
Harriet Edelman(5)	86,000	103,316	—	—	—	319	189,635

(1)
Mr. Brooks was omitted from the Director Compensation Table since he does not receive compensation for serving on our Board. His compensation is reflected in the Summary Compensation Table of this Proxy Statement. Mr. Kirk was omitted from the Director Compensation Table since he resigned from the Board on March 18, 2009 upon appointment as U.S. Trade Representative.

(2)
Reflects the aggregate dollar amount of all fees each director earned in Fiscal 2009 (whether paid in cash or granted in the form of equity) for service as a director, including annual retainer, committee chair fees, meeting and lead director fees. Directors had the option to receive any portion of their $50,000 annual retainer in restricted stock or restricted stock units. We provide a 25% match in kind on any portion of the annual retainer converted to shares. For restricted stock, dividends are paid to directors at the same time as all other shareholders. For restricted stock units, dividends are accumulated and paid upon distribution.

(3)
Directors were granted 9,200 restricted shares for fiscal 2009. They had the option to take the shares as restricted stock (which will be distributed on January 2, 2013) or restricted stock units (which are distributed upon the director's retirement from the Board).

—
Messrs. Girouard, Mims, Mrkonic and Parra, and Ms. Smith elected to receive their entire retainer in stock.

—
Mr. Nye elected to receive 80% of his annual retainer in stock.

The amounts shown represent the compensation costs for financial reporting purposes in fiscal 2009 of the stock awards granted to the directors in fiscal 2009, as determined pursuant to SFAS 123(R). These amounts do not include any reduction in value for the possibility of forfeiture.

(4)
Our directors receive a complimentary dining card for use in our restaurants. The dining card value used by each director was less than $10,000. Therefore, the values in this column are the tax gross up that was paid to each director.

(5)
The following table details the Board of Directors outstanding equity. All of our restricted shares are non-forfeitable when granted and are not reported in the table. Mr. Brooks is omitted from this table as his outstanding equity is reflected in the Outstanding Equity Awards Table of this Proxy Statement. Mr. Mims and Ms. Edelman are not listed on this table because all of their equity ownership is held in restricted stock or restricted stock units and they do not hold any stock options.

 Directors Outstanding Equity Awards at 2009 Fiscal Year End

	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)
			Option Exercise Price ($)
				Option Expiration Date
Name	Exercisable	Unexercisable
Marvin J. Girouard	7,500	3,750	25.66	01/04/2016
	6,000	—	23.27	01/03/2015
	6,000	—	22.17	01/12/2014
	21,000	—	21.87	01/13/2013
	4,500	—	20.04	01/14/2012
	1,746	—	15.97	01/02/2011
Cece Smith	10,000	5,000	25.66	01/04/2016
	6,000	—	23.27	01/03/2015
	6,000	—	22.17	01/12/2014
	6,000	—	21.87	01/13/2013
	34,500	—	20.04	01/14/2012
George R. Mrkonic	5,000	2,500	25.66	01/04/2016
	6,000	—	23.27	01/03/2015
	6,000	—	22.17	01/12/2014
	30,000	—	21.53	11/10/2013
Erle Nye	7,500	3,750	25.66	01/04/2016
	6,957	—	23.27	01/03/2015
	7,005	—	22.17	01/12/2014
	37,950	—	21.87	01/13/2013
James E. Oesterreicher	7,500	3,750	25.66	01/04/2016
	6,000	—	23.27	01/03/2015
	6,000	—	22.17	01/12/2014
	21,000	—	21.87	01/13/2013
	5,279	—	20.04	01/14/2012
Rosendo Parra	2,500	1,250	25.66	01/04/2016
	36,872	—	25.57	02/08/2015

Communications with the Board of Directors

        If you or any other interested party wishes to communicate with the Board of Directors as a group or with an individual director, including the Lead Director, you or the interested party may direct such communications to the intended recipient in care of the General Counsel, 6820 LBJ Freeway, Dallas, Texas 75240. The communication must be clearly addressed to the specific group or director. Your Board of Directors has instructed the General Counsel to review and forward any such correspondence to the appropriate person or persons for response.

Qualifications to Serve as Director

        Each candidate for director must possess at least the following specific minimum qualifications:

        1.     Each candidate shall be prepared to represent the best interests of all the Company's shareholders and not just one particular constituency.

        2.     Each candidate shall have demonstrated integrity and ethics in his/her personal and professional life and have established a record of professional accomplishment in his/her chosen field.

        3.     No candidate shall have any material personal, financial or professional interest in any present or potential competitor of the Company.

        4.     Each candidate shall be prepared to participate fully in activities of the Board of Directors, including active membership on at least one Committee of the Board of Directors and attendance at, and active participation in, meetings of the Board of Directors and the Committee(s) of the Board of Directors of which he or she is a member, and not have other personal or professional commitments that would, in the Governance and Nominating Committee's sole judgment, interfere with or limit his or her ability to do so.

        5.     In addition, the Governance and Nominating Committee also desires that candidates possess the following qualities or skills:

          (a)   Each candidate shall contribute to the overall diversity of the Board of Directors—diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics.

          (b)   Each candidate should contribute positively to the existing chemistry and collaborative culture among the members of the Board of Directors.

          (c)   Each candidate should possess professional and personal experiences and expertise relevant to the Company's business. Relevant experiences might include, among other things, large company CEO experience, senior level multi-unit restaurant or retail experience, and relevant senior level experience in one or more of the following areas—finance, accounting, sales and marketing, organizational development, information technology and public relations.

        Although not an automatic disqualifying factor, the inability of a candidate to meet the independence and other governing standards of the NYSE or the SEC will be a significant negative factor in any assessment of a candidate's suitability.

Internal Process of Identifying Candidates

        The Governance and Nominating Committee uses a variety of means for identifying potential nominees for director, including the use of outside search firms and recommendations from current members of the Board of Directors and from shareholders. In determining whether to nominate a candidate, the Governance and Nominating Committee considers the current composition and capabilities of serving board members, as well as additional capabilities considered necessary or desirable in light of existing and future Company needs. One or more of the members of the Governance and Nominating Committee may interview, or have an outside search firm interview, a prospective candidate who is identified as having high potential to satisfy the expectations, requirements, qualities and responsibilities for membership on the Board of Directors. Prospective candidates may also be interviewed by other directors who are not members of the Governance and Nominating Committee. Reports from those interviews or from Governance and Nominating Committee members with personal knowledge and experience with the candidate, resumes, information provided by other contacts and other information deemed relevant by the Governance and Nominating Committee are then considered in determining whether a candidate shall be nominated. The Governance and Nominating Committee also exercises its independent business judgment and discretion in evaluating the suitability of a candidate for nomination.

Nomination Rights of Shareholders

        As a shareholder, you may recommend one or more candidates to be considered by the Governance and Nominating Committee as a potential nominee or nominees for election as director of the Company at an annual meeting of shareholders. To do so, you must comply with the notice, information and consent provisions contained in the Company's Bylaws (current copies of the Company's Bylaws are available at no charge from the Secretary of the Company and may also be found in our public filings with the SEC). In order for the candidate recommendation to be timely for the Company's 2010 annual meeting of shareholders, your notice to the Secretary of the Company must be delivered to our principal executive offices no later than May 18, 2010. Any such recommendations received by the Secretary will be presented to the Governance and Nominating Committee for consideration. All candidates (whether identified internally or by a shareholder) who, after evaluation based upon the criteria and process described in "Internal Process of Identifying Candidates" above, are then recommended by the Governance and Nominating Committee and, if approved by the Board of Directors, will be included in our recommended slate of director nominees in our proxy statement.

Code of Ethics

        We have adopted a code of ethics that applies to all members of the Board of Directors and our team members. You may obtain a copy of the code free of charge in the Corporate Governance section of our internet website (http://www.brinker.com/investors/Corporate_Governance.asp) or by written request directed to us, at 6820 LBJ Freeway, Dallas, Texas 75240, Attention: General Counsel.

 EXECUTIVE OFFICERS

        The Board of Directors generally elects executive officers annually at its final meeting preceding the annual meeting of shareholders. We have provided you below certain information about our executive officers. You may find information about Mr. Brooks in the prior section captioned "Election of Directors—Information About Nominees."

        Valerie L. Davisson, 47, is Executive Vice President and Chief PeopleWorks Officer, having been elected to this position in June 2007. Ms. Davisson previously served as Executive Vice President of People Works, elected in June 2005, and as Senior Vice President of Human Resources since June 2004. Before joining the Company, Ms. Davisson served as Vice President, Human Resources for Yum! Brands, Inc. from January 2003 to June 2004, Vice President, Field Human Resources for Kentucky Fried Chicken from July 2002 to January 2003, Senior Director, Global Staffing for Yum! Brands, Inc from January 2000 to July 2002, and Director, Field Human Resources for Pizza Hut from December 1998 to January 2000.

        Todd E. Diener, 52, is Executive Vice President and Chili's Grill & Bar and On The Border Mexican Grill and Cantina President, having been appointed to this position in March 2009, having previously served as Executive Vice President and Chili's Grill & Bar President since June 2005, Executive Vice President and Chief Operating Officer since June 2003, Senior Vice President and Chili's Grill & Bar President since May 1998, and Senior Vice President and Chief Operating Officer of Chili's since July 1996. Mr. Diener joined the Company as a Chili's Manager Trainee in 1981 and was promoted to General Manager in 1983, Area Director in 1985, and Regional Director in 1987. Mr. Diener became Regional Vice President in 1989, a position he held until July 1996.

        John Reale, 55, is Senior Vice President and Global Business Development President, having been appointed to this position in January 2009, having previously served as Senior Vice President and Interim President of Romano's Macaroni Grill since August 2007, Senior Vice President and Chief Operating Officer for Global Business Development since June 2007, Chief Operating Officer for Romano's Macaroni Grill since January 2005, and Regional Vice President for Romano's Macaroni Grill since February 2004. Previously, Mr. Reale was with Carlson Restaurants Worldwide from March 1995 until February 2004, most recently serving as Vice President of International Business. Mr. Reale was with Ground Round, Inc. from 1979 through 1995.

        Wyman T. Roberts, 50, is Senior Vice President, Maggiano's Little Italy President, and Chief Marketing Officer, having been appointed to this position in March 2009, having previously served as Senior Vice President and Maggiano's Little Italy President since August 2005. Mr. Roberts previously served as Executive Vice President and Chief Marketing Officer for NBC's Universal Parks & Resorts from December 2000 until August 2005. Mr. Roberts was previously employed by Darden Restaurants, Inc. for 16 years where he most recently served as Executive Vice President, Marketing.

        Charles M. Sonsteby, 56, is Executive Vice President and Chief Financial Officer, having been elected to this position in May 2001. Mr. Sonsteby joined the Company as Director of the Company's Tax, Treasury and Risk Management departments in 1990. In 1994 he was named Vice President and Treasurer and was promoted to Senior Vice President of Finance in 1997, a position he held until May 2001. Mr. Sonsteby is also a member of the Board of Directors of Zale Corporation.

        Roger F. Thomson, 60, is Executive Vice President, Chief Administrative Officer, General Counsel and Secretary, having been elected to this position in June 1996. Mr. Thomson joined the Company as Senior Vice President, General Counsel and Secretary in 1993 and was promoted to Executive Vice President, General Counsel and Secretary in 1994. Mr. Thomson served as a Director of the Company from 1993 until 1995.

        Michael B. Webberman, 49, is Executive Vice President of Brand Solutions, having been elected to this position in June 2003. Mr. Webberman joined the Company in 1989 as a Senior Financial Analyst for Chili's. He was promoted to Vice President of Operations Analysis in 1996 and Vice President of Planning and Analysis in 2000. Mr. Webberman was named Senior Vice President of Concept Services in April 2001.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        Throughout this discussion we make reference to terms that are used internally to define our team member population. These team member groupings are described below:

  •
  "named executive officers" (NEOs)—our five most highly compensated executives detailed in this discussion;

  •
  "Brinker Leadership Team"—this is our key leadership group of our CEO and our CEO's direct executive reports (which include our executive vice presidents, our brand presidents and our head of global development);

  •
  "senior vice presidents and above"—the group of our executive officers, who are designated as Section 16 reporting officers, for whom the Committee specifically reviews and approves compensation. This group includes the Brinker Leadership Team as well as other key executive officers within our Company;

  •
  "RSC team member"—any of our team members who work in a support role at our restaurant support center (RSC), not specifically for one of our restaurant brands; and

  •
  "brand team member"—any of our team members who work for a particular restaurant brand.

Structure and Role of the Compensation Committee

        The Compensation Committee ("Committee") is comprised entirely of Independent Directors who are responsible for aligning our compensation programs with our compensation philosophy of rewarding performance. Specifically, the Committee reviews and approves any compensation decisions regarding senior vice presidents and above (with input from the CEO), including the CEO (who also is Chairman of the Board). The CEO does not provide input on his own compensation to the Committee. Further information about the duties of the Committee can be found in the Compensation Committee Charter, which can be found on our website at http://brinker.com/corp_gov/comp_committee.asp. To make certain the Committee is able to effectively carry out its responsibilities, it takes the following actions:

  •
  Retains an independent consultant (currently Pearl Meyer & Partners) to advise on executive compensation.

  •
  Benchmarks, with the assistance of an outside, independent third party, data to determine competitive compensation levels based on a peer group that represents both restaurant companies and those companies with whom we compete for talent. The peer group for each officer may vary depending on the nature and scope of his/her individual responsibilities.

  •
  Approves the design and performance metrics used in our incentive plan.

  •
  Reviews annually detailed compensation tally sheets for the named executive officers.

  •
  Submits recommendations to the full Board of Directors for approval and ratification of the CEO's compensation.

  •
  Holds executive sessions (without our management present) at every Committee meeting.

Executive Summary

        Brinker's compensation programs are structured to reinforce our strategic principles—to be a premier and progressive company with a balanced approach towards people, quality and profitability, and to enhance long-term shareholder value.

        Fiscal 2009 was another challenging year for us. The economic challenges that started in fiscal 2008 continued well into fiscal 2009. We saw a decline in overall revenues of approximately 14.5% primarily due to declines in capacity, as well as decreases in comparable restaurant sales across all brands. We did drive gains in margin improvement offsetting some of the decrease in overall revenues resulting in increases in earnings per diluted share. Some of our initiatives included organizational restructuring, reduced and targeted capital expenditures, culinary initiatives and continued international franchise growth. The initiatives aided in part our achieving earnings per share gains. As a result of the challenging environment and our mixed financial success, our officers, including the NEOs, did not receive a merit increase for fiscal 2009 and our variable compensation programs paid below target.

        Our compensation programs for executive officers, including our NEOs, reflect the competitive environment in which we operate and align a pay-for-performance philosophy. More specifically we:

  •
  Use variable compensation plans to make-up the majority of potential total compensation placing significant amounts of compensation "at risk";

  •
  Establish incentive plan payout levels that provide an opportunity for participants to earn compensation above median levels when performance goals are exceeded and our stock price increases, and significantly reduced compensation when our financial performance is below expectations or our stock price decreases;

  •
  Utilize both cash and equity elements with varying time horizons and financial metrics to motivate and reward sustained performance that is aligned with shareholder interests but is not tied to a single financial measure or measurement period that could result in unintended consequences;

  •
  Provide competitive levels of compensation to attract and retain the best qualified executive talent. Both the Committee and our Brinker Leadership Team strongly believe that the caliber of our overall officer team makes a significant difference in our sustained success over the long-term;

  •
  Link our officers' interests with the sustained performance of the company by having executives satisfy stock ownership guidelines; and

  •
  Allow actual compensation to vary based on individual performance.

Roles of the Compensation Committee, Consultants and Management

        The Compensation Committee is responsible for determining the compensation of our senior vice presidents and above, including the named executive officers. All compensation recommendations are reviewed and approved by the independent directors of the full Board. The Committee utilizes three sources during their evaluation process: (1) Pearl Meyer & Partners ("Pearl Meyer"), the Board's independent consulting firm; (2) Hewitt Associates ("Hewitt"); and (3) management. The Committee annually reviews the performance of all consultants.

        Pearl Meyer has been retained by and reports directly to the Compensation Committee. Pearl Meyer does not have any other consulting engagements with management. The Committee regularly asks Pearl Meyer to provide independent advice on current trends in compensation design, including compensation levels, the merits of particular forms of compensation, relative weighting of compensation elements and compensation best practices.

        Hewitt is also retained by the Committee and provides detailed benchmarking data based on our benchmarking peer group. Hewitt generates an independent report that is utilized in determining compensation levels for our senior vice presidents and above. A more detailed discussion of the benchmarking process is provided in the Benchmarking section below.

        Based on the benchmark data and individual performance, the CEO provides input and recommendations to the Committee in setting total compensation for the senior vice presidents and above

(other than his own compensation). The Committee considers these data sources, and applies its own independent judgment in establishing a total compensation program (base salary increases, if any; short-term incentive targets as a percentage of base pay; and long-term incentive targets) that aligns the interests of the executives with those of our shareholders.

  Benchmarking

        The Committee engages an independent third party to provide market data (base salary, short-term incentive targets, long-term incentive values, and total compensation). For fiscal 2009, we retained Hewitt to provide us with data drawn from their proprietary database. The benchmarking peer group is carefully selected based on criteria including restaurant and brand product industries, operating structure, location and size. We were near the median in terms of revenue size as compared to our benchmarking peer group. Proxy data from our Performance Share Plan peer group (which is identified in more detail in the Long-Term Incentives section of this Compensation Discussion and Analysis) was blended with data from Hewitt's database for the NEOs to provide us with benchmark information that we believe accurately reflects the market in which we compete for executive talent, particularly for the named executive officers. The following table lists the companies used in fiscal 2009 as our benchmarking proxy peer group for the named executive officers:

Benchmarking Proxy Peer Group

CBRL Group, Inc.	Jack in the Box Inc.	Ruby Tuesday, Inc.
CEC Entertainment, Inc.	McDonalds Corporation	Sonic Corp.
The Cheesecake Factory Inc.	Panera Bread Company	Starbucks Corporation
Darden Restaurants, Inc.	P.F. Chang's China Bistro, Inc.	Wendy's/Arby's Group, Inc.
DineEquity, Inc.	Red Robin Gourmet Burgers Inc.	Yum! Brands, Inc.

        Hewitt's benchmark information was used to establish ranges for total compensation (base salary + short-term cash incentives + long-term equity incentives). We do not, however, target a specific total compensation level. We strive to be competitive in the marketplace by appropriately balancing all elements of compensation (short-term versus long-term and fixed versus variable) while recognizing our performance, as well as the individual's performance, criticality and experience, and internal equity. There is no fixed percentage which determines the mix between cash and non-cash compensation, but compensation is significantly weighted towards variable compensation (short and long-term). The table below shows the percentage of fixed versus variable compensation elements for targeted total compensation.

Targeted Fixed Versus Variable Compensation Mix for the Named Executive Officers for Fiscal 2009

Name	Position	Fixed Compensation as a % of Target Total Compensation	Variable Compensation as a % of Target Total Compensation
Douglas H. Brooks	Chairman of the Board, President and CEO	23%	77%
Charles M. Sonsteby	EVP and CFO	30%	70%
Todd E. Diener	EVP and Chili's Grill & Bar and On The Border President	33%	67%
Roger F. Thomson	EVP, CAO, General Counsel and Secretary	39%	61%
Michael B. Webberman	EVP Brand Solutions	35%	65%

Fiscal 2009 Executive Compensation and Benefit Components:

        For the fiscal year ended June 24, 2009, the principal components of compensation and benefits for our named executive officers are listed:

  •
  Base Salary;

  •
  Short-Term Incentives;

  •
  Long-Term Incentives;

  •
  Retirement Benefits;

  •
  Health and Welfare Benefits; and

  •
  Perquisites.

In the sections that follow we detail how each component of compensation is evaluated. It is important to note that while each individual component is reviewed, all decisions are made in a total compensation context.

Base Salary

        Base salaries provide our team members with a level of certainty about their compensation. Annually, we review base salaries during our benchmarking process. An individual's base salary is dependent on the size and scope of the position, their experience and most importantly their performance.

        For fiscal 2009, officers, including the NEOs, did not receive a merit increase. This decision was made based on the challenging operating environment for fiscal 2008 and its expected continuation into fiscal 2009.

Short-Term Incentives

        Our Profit Sharing Plan is a non-qualified annual incentive arrangement in which all corporate team members, including the named executive officers, and certain restaurant brand team members participate. The Plan measures both financial performance and individual performance.

  •
  At target, 2/3 of the award is based on financial performance and 1/3 of the award is based on individual performance.

  •
  The financial portion of the plan measures actual earnings per diluted share (EPS) versus a target EPS for RSC team members. For brand team members the metric is actual profit before tax (PBT) versus target PBT. These targets are established within the first quarter of our fiscal year by the Board and are designed to reinforce our focus on profitability and enhancement of long-term shareholder value.

  •
  Individual performance is measured based on the achievement of key performance indicators (KPIs). KPIs are established at the beginning of the year and align with our strategic goals. An individual performance component allows us to recognize critical factors to our performance but which are not necessarily quantifiable or linked directly to our financial results; and to reward an individual's contribution to the organization. KPIs can include such items as project implementations, customer satisfaction, or employee engagement.

        All of our named executive officers' short-term incentive is based on EPS, except for Mr. Diener, whose short-term incentive is based 50% on EPS and 50% on PBT for Chili's Grill & Bar. The maximum award that any individual can receive is 150% of his/her individual short-term incentive target, and minimum thresholds must be achieved to earn a payout. The table below details the actual short-term incentive payout versus target for the NEOs:

Fiscal 2009 Actual Short-Term Incentive Payout versus Target

Name	Position	Short-Term Incentive Actual Payout for Fiscal 2009	Short-Term Incentive Target Payout for Fiscal 2009
Douglas H. Brooks	Chairman of the Board, President and CEO	$834,667	$1,000,000
Charles M. Sonsteby	EVP and CFO	$414,129	$496,161
Todd E. Diener	EVP and Chili's Grill & Bar and On The Border President	$270,130	$462,697
Roger F. Thomson	EVP, CAO, General Counsel and Secretary	$261,600	$313,418
Michael B. Webberman	EVP Brand Solutions	$205,043	$245,658

        Fiscal 2009 Profit Sharing Plan—This year the Company established a target which was consistent with our long-term goal of annual EPS growth. Our operating climate was challenging with declines in traffic to our restaurants and lower comparable restaurant sales across all our brands. We were profitable and able to return value to our shareholders, but not at the planned level. Actual adjusted non-GAAP EPS for the Profit Sharing Plan was $1.57 compared to a target non-GAAP EPS for the Profit Sharing Plan of $1.61. This achievement resulted in a below target profit sharing payout under the Business Performance Metric, and a target payout under the Individual Performance Metric.

        The formulas used to calculate both plan and actual performance are outlined in our Profit Sharing Plan. However, from time to time unplanned events occur that are not explicitly detailed within the Profit Sharing Plan. In such instances, the Compensation Committee reviews the scenarios and determines how specific events should be accounted for under the Profit Sharing Plan. The intent when making such decisions is to ensure the impact to the Profit Sharing Plan is fair to both participants and shareholders. The Committee reviewed and determined the treatment of the following items, among others, which impacted the earnings calculation used in the Profit Sharing Plan: impairment charges related to the sale or closure of restaurants, accounting gains from franchise activity, restructuring costs, planned pre-opening expenses and discontinued capital expenditures.

Long-Term Incentives

        We grant a mix of stock options, performance shares, and career equity to all of our officers with the belief that meeting our long-term strategic goals will increase our stock price. Target long-term incentive values are determined by the Committee by analyzing benchmark data, individual performance, program cost and total compensation targets. Once the target value is established, the number of shares granted as stock options, performance shares and career equity is based on delivering approximately 40% of the value in stock options and the remaining 60% in performance shares and career equity. Our equity programs give officers a stake in the potential rewards provided to shareholders as a result of their efforts.

        The Committee determined at the beginning of fiscal 2007 that all equity based awards, including stock options, will be granted on the last Thursday of each August. August is the month each year that we pay out any earned short-term incentives and provide merit increases, if applicable. However, the Committee will not grant equity compensation awards in anticipation of the release of material nonpublic information so the grant date could change if such a case should occur.

  Stock Options

        Stock options are intended to motivate participants to increase our stock price as they only have value if the market price of our stock increases over the closing price of our common stock on the date of grant. The actual compensation realized from stock options is dependent on both the increase in our stock price and each participant's decision on when to exercise. Our stock options vest 25% per year over four years and have a term of eight years. At the end of fiscal 2009, 99% of our outstanding stock options were underwater reflecting the decline in our stock price during fiscal 2009 relative to previous years.

  Performance Share Units

        To balance out the volatility of stock options while still aligning participants with shareholder interests, we also grant performance shares. Performance shares are earned based on our relative total shareholder return (TSR) compared to a select group of publicly-traded restaurant companies over a three year measurement period. The peer group is based on those companies with whom we compete for investor dollars and executive talent (these companies are also used in our executive compensation benchmarking). TSR is the measurement of the appreciation in the stock price for each company, plus dividends, if any. The following is a list of the fiscal 2009 TSR peer group:

Fiscal 2009-2011 Total Shareholder Return Peer Group

CBRL Group, Inc.	Jack in the Box Inc.	Ruby Tuesday, Inc.
CEC Entertainment, Inc.	McDonalds Corporation	Sonic Corp.
The Cheesecake Factory Inc.	Panera Bread Company	Starbucks Corporation
Darden Restaurants, Inc.	P.F. Chang's China Bistro, Inc.	Wendy's/Arby's Group, Inc.
DineEquity, Inc.	Red Robin Gourmet Burgers Inc.	Yum! Brands, Inc.

        The target award (which is granted at the beginning of the measurement period) is adjusted by the payout percentage which ranges from 0% to 175%. To earn 100% of a target award, we have to rank 7th in our peer group. Any payout is reduced by 20% if our TSR is negative. The table below reflects the ranking and related payout percentage for the fiscal 2009-2011 performance share plan.

Rank	Payout Percentage
1	175%
2	175%
3	165%
4	145%
5	135%
6	125%
7	100%
8	90%
9	70%
10	50%
11	20%
12-16	0%

        Earned shares are distributed shortly after the completion of the three year performance period. Earned shares are not subject to further vesting requirements, although they may need to be retained to meet stock ownership guidelines (see discussion below).

        Fiscal 2007–Fiscal 2009 Performance Share Plan—This was the second year for a payout under our performance share plan. We ranked in 9th place and earned a 56% payout. The payout was reduced by 20% due to negative shareholder return during this period.

  Career Equity

        Career equity is a restricted stock unit program that works as a retention device since the shares only vest upon retirement (detailed information concerning our retirement provisions can be found below in the paragraph titled Retirement Definitions and Payouts). The value realized by executives is based on our stock price performance from the grant date until the executive's retirement, which reinforces our long-term strategic goal of enhancing long-term shareholder value. Career equity makes up less than 10% of the total long-term incentive value for our NEOs. The number of shares granted each year fluctuates based on our stock price. The goal is to provide the NEOs approximately two-times their annual salary in stock at retirement (assuming their career spanned at least fifteen years from the inception of the program).

  Stock Ownership Guidelines

        We have stock ownership guidelines for our Board of Directors and our senior vice presidents and above, including the named executive officers. Stock ownership aligns these officers and directors with shareholders and promotes good corporate citizenship. These guidelines were first adopted in fiscal 2007.

        The guidelines for our senior vice presidents and above define stock ownership to include any shares currently owned; vested, in the money stock options (which are converted for this purpose to share equivalents based on the "in the money" value of the stock option); unvested restricted stock or restricted stock units; and one-third of any unvested performance shares. We include one-third of the unvested performance shares, because on average, it is expected that at least one-third of the shares will vest over multiple performance cycles. Thus, by counting these shares towards their ownership guideline, we limit the need for them to purchase shares in the open market to meet the guideline.

        The guidelines for our Board of Directors define stock ownership to include any shares currently owned; vested, in the money stock options (which are converted for this purpose to share equivalents based on the "in the money" value of the stock option); and unvested restricted stock or restricted stock units. The guideline was established by taking a multiple of base salary (annual retainer in the case of the Board) which was used to calculate a fixed share amount by position. The guidelines are as follows:

Stock Ownership Guidelines

Level	Stock Ownership Guidelines
Board Member	9,000
CEO	202,500
EVP	67,500
SVP	33,000

        Ownership is reviewed annually by the Board of Directors. Officers subject to the guidelines have five years to accumulate the necessary shares. The five year period is measured one of two ways. If an officer was a senior vice president on the date the program went into effect, and therefore subject to the guideline, the five year period began on July 1, 2006. Otherwise, the five year period begins on the date the officer is promoted to senior vice president. If, however, such officer was not previously an employee of the company, then the officer will be provided six years to meet the guideline. Should any of these officers be below the guideline after being in the program for five years (or six, as applicable), they will receive half of any short-term incentives in shares until the guideline is met. Approximately 24% of the current senior vice presidents and above, and 80% of the named executive officers, already meet the guideline. Directors have four years to accumulate the necessary shares. Currently 100% of the current directors meet the guideline. No officer or director is permitted to hedge the economic ownership of their guideline.

Fiscal 2010 Considerations

        The Compensation Committee conducted a detailed review of our compensation programs and benefits in comparison to our operating climate and the market as a whole. The Committee determined that we had the appropriate mix of compensation and benefits in place (cash, short-term incentives, stock options, restricted stock units, and 401(k)) and, as a result, no major changes were made to our program for fiscal 2010.

        For the second year in a row it has been determined that officers will not receive a merit increase for the fiscal year.

Retirement Benefits

  Savings Plans

        Our 401(k) Savings Plan ("Plan I") and Deferred Income Plan ("Deferred Plan") are designed to provide the Company's team members with a competitive tax-deferred long-term savings vehicle. Plan I is a qualified 401(k) plan and the Deferred Plan is a non-qualified deferred compensation plan.

  •
  Plan I

        All of our team members, including those who may be classified as highly compensated by the IRS, who have attained the age of twenty-one and completed both one year and one thousand hours of service with the Company are eligible to participate in Plan I. We will match 100% of each participant's contribution for the first 3% of the participant's base salary and bonus and 50% for the next 2% of the participant's salary and bonus. All Company contributions vest immediately.

  •
  Deferred Plan

        The Deferred Plan is a non-qualified deferred compensation plan for all of our officers, including the named executive officers. Deferred Plan participants elect the percentage of their salary and bonus, not to exceed 50%, they wish to defer into their Deferred Plan account. Deferrals earn a flat rate of interest which is compounded monthly. The interest rate is based on the prime rate on the first business day each November. This year, because of the instability in the market we placed a collar on the interest rate. It cannot increase or decrease more than one percentage point over the previous year. The collar went into effect for calendar year 2009.

        We do not match executives' deferrals under the Deferred Plan. Plan liabilities are notionally funded through Corporate Owned Life Insurance policies held within a Rabbi Trust. Trust assets are subject to the claims of the Company's creditors.

  Medical Benefits

        Select officers, including the named executive officers, are eligible to receive retiree medical insurance from us if they meet our definition of retirement (described below in the paragraph of the section entitled "Retirement Definitions and Payouts"). This fully insured policy is paid for by both the retiree and the Company. The cost split between retiree and the Company mimics that of the cost split for our active employees and their medical benefits. Currently, that percentage is approximately 60% of the cost paid by the Company and 40% of the cost paid by the participant. Participants are eligible to receive this coverage until age 65.

  Retirement Definitions and Payouts

        For those executives who remain with us for their career we want to ensure they are able to benefit from their contributions to our long-term success. Therefore, we have defined retirement provisions that allow for post-employment benefits. Early retirement is defined as age plus years of service equal 70, with a minimum age of 55. Normal retirement is defined as age plus years of service equal 70, with a minimum age of 60, or age 65 (regardless of service). This definition is applied to all of our equity programs, our retiree medical program, and our Profit Sharing Plan. Listed below are our programs and their treatment under early and normal retirement:

	Early Retirement	Normal Retirement
Stock Options	Unvested shares accelerated and remain exercisable for the shorter of 12 months or the expiration date	Unvested shares accelerated and remain exercisable for the shorter of 36 months or the expiration date
Performance Shares	Pro-rated and paid at the end of the measurement period based on actual results	The full award is paid at the end of the measurement period based on actual results
Career Equity	Pro-rated and paid upon retirement	The full award is paid upon retirement

Health and Welfare Benefits

        All of our salaried employees are eligible for health and welfare benefits, including the named executive officers. Our salaried employees also receive term life insurance, short-term disability, and long-term disability. The level of company-provided coverage for the senior vice presidents and above, including the named executive officers, is at a higher rate than other employees for some company-provided benefits. We have provided detailed information in the chart below for the named executive officers.

Company Paid Benefits for the Named Executive Officers

	Life Insurance	AD&D Insurance	Long-Term Disability	Long-Term Care
Benefit	4× Salary up to $3.5M	2× Salary up to $1M	70% Wage Replacement up to $30K per month	$150 daily benefit amount

Perquisites

        We provide our officers with perquisites that are generally intended to promote the officers well-being and efficiency. The Committee reviews the perquisites during our annual benchmarking process for reasonableness and consistency with competitive practice. We currently provide our officers with the following perquisites:

  •
  a car allowance;

  •
  a financial planning allowance;

  •
  a dining card;

  •
  an annual physical reimbursement;

  •
  an airline club membership;

  •
  a cell phone allowance; and

  •
  a health club reimbursement.

        We do not own or lease any aircraft for the benefit of management. Providing perquisites separately, and not rolling them into base salary, ensures those dollars are not included in our calculations for benefits such as life insurance and other programs that use base salary in their calculation such as the Profit Sharing Plan and our 401(k) Plan.

Change in Control

        We do not have any change in control agreements in place with any of our officers. However, our stock programs and Profit Sharing Plan do contain change in control provisions. Under our stock option program, in the event of a change in control, the unvested options are accelerated and the optionee has the full remaining term to exercise. We have made a change to this provision that will take effect in fiscal 2009 and future years where we will only accelerate "in the money" stock options.

        Vesting on all unvested restricted shares is also accelerated as of the date of change in control. Under our Performance Share Plan, the participant becomes 100% vested and the relative ranking is established as of the date of the change in control thus ending the measurement period. In no event will less than 100% of the target award be distributed to the participant. This "floor" amount was included to ensure the retention of plan participants through the change-in-control date. As for our Profit Sharing Plan, if a change in control should occur prior to the end of the fiscal year, the participant will be eligible to receive a payment equal to the greater of the payout as calculated under the Plan provisions or his/her annual target award. Again, the "floor" award is included to ensure retention and to provide the participant the benefit of the doubt when the measurement period is truncated.

Tax Implications

        The Committee has considered the impact of Section 162(m) of the Internal Revenue Code. This section disallows a tax deduction for any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless compensation is performance-based. It is the intent of the Company and the Committee to maximize the deductibility of our executives' compensation whenever possible. However, the Committee does not believe that compensation decisions should be based solely upon the amount of compensation that is deductible for federal income tax purposes. Accordingly, the Committee reserves the right to award compensation that is or could become non-deductible when it believes that such compensation is consistent with our strategic goals and in our best interests. For fiscal year 2009, we believe the annual incentive payments, stock options, and performance shares all qualify for deduction under section 162(m).

Administration of Compensation Program

        The Committee's administration of the executive compensation program is in accordance with the principles outlined at the beginning of this Compensation Discussion and Analysis. The Committee believes that our compensation programs provide the necessary incentives and flexibility to promote our performance-based compensation philosophy while being consistent with our objectives. Our financial performance supports the compensation practices employed during the past year. No member of the Committee serves or previously served as an employee or officer of the Company.

Recoupment Provisions

        During the fiscal year, the Committee determined that clawback language should be inserted in our individual plan documents and our grant agreements going forward. Specifically, language was adopted stating that if the Board of Directors determines any fraud, negligence or intentional misconduct by an Officer was a significant contributing factor to the Company having to restate all or a portion of its financial statements, the Board or Committee shall take, in its discretion, such action as it deems necessary to remedy the misconduct and prevent its recurrence. Further, under Section 304 of Sarbanes-Oxley, if the Company is required to restate its financials due to material noncompliance with any financial reporting requirements as a result of misconduct, the CEO and CFO must reimburse the company for (1) any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document and (2) any profits realized from the sale of securities of the Company during those 12 months.

Consideration of Prior Amounts Realized

        In furtherance of the Company's philosophy of rewarding executives for future superior performance, prior stock compensation gains (or the lack thereof) are not considered in setting future compensation levels.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted, COMPENSATION COMMITTEE
GEORGE R. MRKONIC (Chair) MARVIN J. GIROUARD HARRIET EDELMAN JOHN MIMS JAMES E. OESTERREICHER ROSENDO G. PARRA

 FISCAL 2009 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4 & 5)	Total ($)
Douglas H. Brooks,	2009	900,000	—	1,016,162	580,800	834,667	15,501	80,974	3,412,603
Chairman of the Board,	2008	900,000	—	633,595	869,923	333,333	29,118	50,583	2,787,434
President, and CEO	2007	900,000	—	2,019,545	1,267,786	706,667	16,266	51,932	4,945,930
Charles M. Sonsteby	2009	620,201	—	940,534	350,317	414,129	7,290	63,969	2,389,150
EVP and CFO	2008	616,171	—	1,106,131	328,032	164,498	11,905	46,062	2,260,894
	2007	597,985	—	1,598,819	473,424	338,473	5,904	49,212	3,057,913
Todd E. Diener	2009	632,965	—	713,272	249,726	270,130	—	85,433	1,951,526
EVP and Chili's Grill & Bar	2008	628,852	—	749,237	200,140	146,898	—	60,065	1,785,192
and On The Border President	2007	609,612	—	1,557,427	544,168	392,291	—	56,101	3,159,599
Roger F. Thomson	2009	522,364	—	762,680	158,400	261,600	3,826	66,589	1,771,633
EVP, CAO, General Counsel	2008	518,970	—	676,633	209,147	103,911	1,472	46,806	1,555,467
and Secretary	2007	503,653	—	956,418	363,018	213,809	120	51,374	2,088,272
Michael B. Webberman	2009	409,430	—	506,381	189,177	205,043	2,274	67,303	1,377,334
EVP Brand Solutions	2008	406,770	—	669,508	184,409	81,446	1,303	46,755	1,388,888
	2007	393,032	—	522,472	237,103	166,978	94	47,663	1,367,248

(1)
The amounts shown represent the compensation costs for financial reporting purposes in fiscal 2009 of equity granted to the NEOs in fiscal 2009, as well as compensation costs for such grants made in prior years as determined pursuant to SFAS 123(R). These amounts do not include any reduction in the value for the possibility of forfeiture. See footnote 1 to our 2009 Annual Report to Shareholders in Exhibit 13 of our Form 10-K for the fiscal year ended June 24, 2009 ("Form 10-K") and Critical Accounting Estimates in Management's Discussion and Analysis of Financial Condition and Results of Operations in our Form 10-K for the assumptions made in determining the SFAS 123(R) values.

(2)
The amounts shown were earned under our fiscal 2009 Profit Sharing Plan. Details about the plan can be found in the Compensation Discussion and Analysis under the section titled "Short-Term Incentives" of this Proxy Statement.

(3)
Reflects the above market interest paid in the Deferred Plan to the NEOs. The market rate is the applicable federal rate published under revenue ruling 1274. The rate for June 2008 was 4.57%. Our Deferred Plan paid 7.75% in calendar year 2008 and 6.75% in calendar year 2009.

(4)
The amounts shown in this column reflect the value of benefits and perquisites provided to the NEOs during the year. These include: car allowance, dining card, taxable travel, financial planning, health club reimbursement, annual physical, phone allowance, life insurance, retiree medical, contributions to the qualified 401(k) plan and vacation buyback.

(5)
The majority of the other income dollars are for benefits:

—
Mr. Brooks received $33,741 in taxable life insurance;

—
Mr. Sonsteby received $22,748 in taxable life insurance and $11,280 for retiree medical;

—
Mr. Diener received $12,172 for vacation buyback, $13,275 in taxable life insurance and $20,858 for retiree medical;

—
Mr. Thomson received $25,948 in taxable life insurance; and

—
Mr. Webberman received $10,334 in employer 401(k) match contributions and $20,357 for retiree medical.

Except as otherwise specifically noted above, the amount of or incremental cost to us with respect to, any of the perquisites or other benefits did not exceed $25,000 or 10% of the total amount of perquisites and personal benefits to any NEO.

 Fiscal 2009 Grants of Plan-Based Awards Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Douglas H. Brooks
Performance Shares	8/28/2008				—	75,000	131,250				1,135,500
Restricted Stock Units	8/28/2008							5,100			97,512
Stock Options	8/28/2008								110,000	19.12	580,800
Profit Sharing	N/A	500,000	1,000,000	1,500,000
Charles M. Sonsteby
Performance Shares	8/28/2008				—	30,000	52,500				454,200
Restricted Stock Units	8/28/2008							2,000			38,240
Stock Options	8/28/2008								55,000	19.12	290,400
Profit Sharing	N/A	248,081	496,161	744,242
Todd E. Diener
Performance Shares	8/28/2008				—	30,000	52,500				454,200
Restricted Stock Units	8/28/2008							2,000			38,240
Stock Options	8/28/2008								55,000	19.12	290,400
Profit Sharing	N/A	231,349	462,697	694,046
Roger F. Thomson
Performance Shares	8/28/2008				—	18,000	31,500				272,520
Restricted Stock Units	8/28/2008							2,000			38,240
Stock Options	8/28/2008								30,000	19.12	158,400
Profit Sharing	N/A	156,709	313,418	470,127
Michael B. Webberman
Performance Shares	8/28/2008				—	18,000	31,500				272,520
Restricted Stock Units	8/28/2008							2,000			38,240
Stock Options	8/28/2008								30,000	19.12	158,400
Profit Sharing	N/A	122,829	245,658	368,487

(1)
The amounts shown in column (c) reflect the minimum payment level under the Company's Profit Sharing Plan. The minimum award level is 50% of target (d) and the maximum award is 150% of target (e).

(2)
The amounts in columns (f)–(h) reflect the range of pay outs under our Performance Share Plan (detailed in the Compensation Discussion and Analysis under the section titled "Long-Term Incentives" of this Proxy Statement). The August 28, 2008 date reflects the date the target award was established for the performance shares. The actual award will not be earned until the end of fiscal 2011.

(3)
The amounts listed in column (i) with a grant date of August 28, 2008 reflect the number of shares granted to the NEOs under our Career Equity Program. The shares are granted annually based on a target value and vest upon retirement. Details of the program can be found in the Compensation Discussion and Analysis under the section titled "Long-Term Incentives" of this Proxy Statement.

(4)
The amounts shown represent the fair market value at grant date for financial reporting purposes in fiscal 2009 of stock awards as determined by SFAS 123(R).

 Fiscal 2009 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(8)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(9 & 10)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(8)
Douglas H. Brooks		110,000		19.12	08/28/2016	5,100		80,988	75,000	1,191,000
	27,500	82,500		28.30	08/30/2015	5,100		80,988	75,000	1,191,000
	56,250	56,251		25.65	08/31/2014	4,158	(3)	66,029	112,500	1,786,500
	61,876	20,624		25.78	10/20/2013
	187,500			22.59	11/04/2014
	187,501			21.67	11/13/2013
	187,500			20.45	11/14/2012
	187,500			18.60	11/15/2011
	168,752			17.97	11/08/2010
Charles M. Sonsteby		55,000		19.12	08/28/2016	2,000		31,760	30,000	476,400
	12,500	37,500		28.30	08/30/2015	1,500		23,820	30,000	476,400
	15,000	15,001		25.65	08/31/2014	5,000		79,400	30,000	476,400
	21,376	7,124		25.78	10/20/2013	1,386	(4)	22,010	80,000	1,270,400
	67,500			22.59	11/04/2014
	67,501			21.67	11/13/2013
	7,500			20.45	11/14/2012
Todd E. Diener		55,000		19.12	08/28/2016	2,000		31,760	30,000	476,400
	13,750	41,250		28.30	08/30/2015	1,500		23,820	30,000	476,400
	26,250	26,251		25.65	08/31/2014	5,000		79,400	52,500	833,700
	33,751	11,249		25.78	10/20/2013	3,839	(5)	60,963	50,000	794,000
	67,500			22.59	11/04/2014
	67,501			21.67	11/13/2013
	67,500			20.45	11/14/2012
	67,500			18.60	11/15/2011
	56,252			17.97	11/08/2010
Roger F. Thomson		30,000		19.12	08/28/2016	2,000		31,760	18,000	285,840
	6,250	18,750		28.30	08/30/2015	1,500		23,820	15,500	246,140
	13,500	13,501		25.65	08/31/2014	3,000		47,640	27,000	428,760
	19,688	6,562		25.78	10/20/2013	1,681	(6)	26,694	42,000	666,960
	69,750			22.59	11/04/2014
	4,619			21.67	11/13/2013
Michael B. Webberman		30,000		19.12	08/28/2016	2,000		31,760	18,000	285,840
	6,250	18,750		28.30	08/30/2015	1,500		23,820	15,500	246,140
	12,750	12,751		25.65	08/31/2014	5,000		79,400	25,500	404,940
	16,876	5,624		25.78	10/20/2013	866	(7)	13,752	22,000	349,360
	60,000			22.59	11/04/2014
	4,619			21.67	11/13/2013
	4,917			20.45	11/14/2012
	5,376			18.60	11/15/2011
	5,646			17.97	11/08/2010

(1)
Unvested options vest 25% per year for four years and have an eight year life.

(2)
The two awards listed in this column are for our Career Equity program (details can be found in the Compensation Discussion and Analysis under the section entitled "Long-Term Incentives"). The third award listed for Messrs. Sonsteby, Diener, Thomson and Webberman reflect a one time grant that vests the later of age 55 or three years from the date of grant. All remaining awards were granted under our LTIP program which was discontinued at the end of fiscal 2006. These shares vest in equal thirds over a three-year period from the date of grant.

(3)
On 8/31/09 all 4,158 shares vested.

(4)
On 8/31/09 all 1,386 shares vested.

(5)
On 8/31/09 all 3,839 shares vested.

(6)
On 8/31/09 all 1,681 shares vested.

(7)
On 8/31/09 all 866 shares vested.

(8)
Restricted stock and restricted stock units are valued at the closing price of the Company's common stock as of the end of our fiscal year ended June 24, 2009.

(9)
The first three grants in this column for all the NEOs reflect target awards under the F09-F11, F08-F10 and F07-F09 Performance Share Plan respectively. The F07-F09 award paid out on 8/13/09 at 56% of target. Mr. Brooks received 63,000 shares of the 112,500 listed, Mr. Sonsteby received 16,800 shares of the 30,000 listed, Mr. Diener received 29,400 shares of the 52,500 listed, Mr. Thomson received 15,120 shares of the 27,000 listed and Mr. Webberman received 14,280 shares of the 25,500 listed.

(10)
The last award in the column for Messrs. Sonsteby, Diener, Thomson and Webberman reflect estimated awards under the 2005 Executive Long-Term Incentive Plan. In order for the shares to vest, net income thresholds have to be attained in each of the three vesting years (2008, 2009 and 2010). For 2009, the plan targets were met and one-half of the grants listed vested on 8/13/09. Mr. Sonsteby received 40,000 of the 80,000 shares listed, Mr. Diener received 25,000 of the 50,000 shares listed, Mr. Thomson received 21,000 of the 42,000 shares listed and Mr. Webberman received 11,000 of the 22,000 shares listed.

 FISCAL 2009 OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Douglas H. Brooks	168,750	1,377,000	53,738	1,093,287
Charles M. Sonsteby	—	—	58,473	1,201,999
Todd E. Diener	174,429	1,275,945	57,383	1,169,176
Roger F. Thomson	—	—	38,747	793,496
Michael B. Webberman	—	—	25,086	514,850

(1)
Reflects the difference between the market price of our common stock at the date and time of exercise and the exercise price of the option.

(2)
Reflects the vesting of restricted stock and restricted stock units under the F06-F08 Performance Share Plan, 2005 Executive Long-Term Incentive Plan, and our discontinued LTIP plan.

—
Mr. Brooks received 46,200 shares from the F06-F08 Performance Share Plan and 7,538 shares from the LTIP plan;

—
Mr. Sonsteby received 15,960 shares from the F06-F08 Performance Share Plan, 40,000 Shares from the 2005 Executive Long-Term Incentive Plan, and 2,513 shares from the LTIP plan;

—
Mr. Diener received 25,200 shares from the F06-F08 Performance Share Plan, 25,000 Shares from the 2005 Executive Long-Term Incentive Plan, and 7,183 shares from the LTIP plan;

—
Mr. Thomson received 14,700 shares from the F06-F08 Performance Share Plan, 21,000 Shares from the 2005 Executive Long-Term Incentive Plan, and 3,047 shares from the LTIP plan; and

—
Mr. Webberman received 12,600 shares from the F06-F08 Performance Share Plan, 11,000 from the 2005 Executive Long-Term Incentive Plan, and 1,486 shares from the LTIP plan.

(3)
The value realized is based upon the fair market value of our common stock on the date of vesting multiplied by the number of shares/units which vested.

FISCAL 2009 NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions ($)(3)	Aggregate Balance at Last Fiscal Year-End ($)
Douglas H. Brooks	—	—	54,549	1,213,124	—
Charles M. Sonsteby	68,699	—	24,625	563,771	28,947
Todd E. Diener(2)	—	—	—	—	—
Roger F. Thomson	62,627	—	8,200	—	150,176
Michael B. Webberman	46,467	—	6,535	45,103	79,660

(1)
Our Non-qualified Deferred Compensation program pays a fixed rate of interest on participants deferrals. For deferrals in in calendar year 2008, the rate paid was 7.75%. Deferrals in calendar year 2009 earned interest at the rate of 6.75%.

(2)
Mr. Diener does not participate in the program.

(3)
Reflects the amount paid to the NEO based on their distribution election.

 FISCAL 2009 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL FOR DOUGLAS H. BROOKS(1)

Benefits and Payments Upon Separation	Voluntary Resignation ($)	Retirement	Involuntary Not For Cause Termination	For Cause Termination	Change in Control	Disability(7)	Death(7)
Cash Compensation
Cash Severance(2)	—	—	900,000	—	900,000	—	—
Profit Sharing(3)	834,667	834,667	834,667	—	1,000,000	834,667	834,667
Equity Compensation(4)
Stock Options(5)	—	—	—	—	—	—	—
Performance Shares(6)	2,191,440	2,191,440	2,191,440	—	4,168,500	3,382,440	3,382,440
Restricted Stock	208,567	208,567	208,567	—	228,005	228,005	228,005
Benefits & Perquisites
Deferred Savings Plan	—	—	—	—	—	—	—
Retiree Medical	79,800	79,800	79,800	—	79,800	79,800	—
Life Insurance(8)	—	—	—	—	—	—	3,500,000
Disability Insurance(9)	—	—	—	—	—	1,395,000	—
Accrued Vacation	—	—	—	—	—	—	—
Total	3,314,474	3,314,474	4,214,474	—	6,376,305	5,919,912	7,945,112

(1)
Mr. Brooks is eligible for retirement as of the last day of the fiscal year. It is assumed under any of the scenarios listed (excluding death and disability) he would retire from the company.

(2)
Severance payments are based on tenure. Mr. Brooks would be eligible for the maximum severance payment of 12 months of salary.

(3)
The profit sharing award shown was earned for fiscal 2009, but is unpaid as of the last day of the fiscal year under all scenarios except for Change in Control. Our profit sharing plan states that no less than a target award will be paid in the event of a change in control.

(4)
Under our retirement provisions, Mr. Brooks is able to retain:

—
All of his unvested stock options;

—
A pro-rata portion of his fiscal 2009 & 2008 performance shares (33% and 67% respectively) and all of his performance shares granted prior to fiscal 2008;

—
A pro-rata portion of his career equity (88%);

—
All of his restricted stock granted under our discontinued LTIP program.

For a detailed description of our retirement program, please see the Retirement Definitions and Payouts section in the discussion portion of the proxy.

(5)
As of the last day of the fiscal year all of Mr. Brooks' unvested stock options are underwater (the market price is below the strike price).

(6)
Under all of the scenarios listed except Change in Control the fiscal 2007 performance shares reflect a payout of 56% (which was earned but unpaid as of the last day of the fiscal year) and a target payout for fiscal 2008 and 2009 awards. Under the Change in Control scenario the fiscal 2007 award reflects a target payout as our plan states that no less than a target award will be paid in the event of a change in control.

(7)
Under our death and disability provisions no pro-ration would apply to any of Mr. Brooks' unvested equity.

(8)
The Company provides term life insurance for the NEOs at four times base salary with a maximum benefit of $3,500,000.

(9)
Amount listed assumes that Mr. Brooks would be on Short Term Disability for nine months (the maximum allowed under our plan based on tenure) and then Long Term Disability for two years.

 FISCAL 2009 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL FOR CHARLES M. SONSTEBY(1)

Benefits and Payments Upon Separation	Voluntary Resignation ($)	Retirement	Involuntary Not For Cause Termination	For Cause Termination	Change in Control	Disability(7)	Death(7)
Cash Compensation
Cash Severance(2)	—	—	620,201	—	620,201	—	—
Profit Sharing(3)	414,129	414,129	414,129	—	496,161	414,129	414,129
Equity Compensation(4)
Stock Options(5)	—	—	—	—	—	—	—
Performance Shares(6)	743,184	743,184	743,184	—	1,429,200	1,219,584	1,219,584
2005 Executive LTIP	—	—	—	—	1,270,400	1,270,400	1,270,400
Restricted Stock	69,253	69,253	69,253	—	156,990	156,990	156,990
Benefits & Perquisites
Deferred Savings Plan	—	—	—	—	—	—	—
Retiree Medical	101,520	101,520	101,520	—	101,520	101,520	—
Life Insurance(8)	—	—	—	—	—	—	2,480,804
Disability Insurance(9)	—	—	—	—	—	1,185,151	—
Accrued Vacation	—	—	—	—	—	—	—
Total	1,328,086	1,328,086	1,948,287	—	4,074,472	4,347,774	5,541,907

(1)
Mr. Sonsteby is eligible for retirement as of the last day of the fiscal year. It is assumed under any of the scenarios listed (excluding death and disability) he would retire from the company

(2)
Severance payments are based on tenure. Mr. Sonsteby would be eligible for the maximum severance payment of 12 months of salary.

(3)
The profit sharing award shown was earned for fiscal 2009, but is unpaid as of the last day of the fiscal year under all scenarios except for Change in Control. Our profit sharing plan states that no less than a target award will be paid in the event of a change in control.

(4)
Under our retirement provisions, Mr. Sonsteby is able to retain:

—
All of his unvested stock options;

—
A pro-rata portion of his fiscal 2009 & 2008 performance shares (33% and 67% respectively) and all of his performance shares granted prior to fiscal 2008;

—
A pro-rata portion of his career equity (85%);

—
All of his restricted stock granted under our discontinued LTIP program (but none of his shares under the 2005 Executive LTIP).

(5)
As of the last day of the fiscal year all of Mr. Sonsteby's unvested stock options are underwater (the market price is below the strike price).

(6)
Under all of the scenarios listed except Change in Control the fiscal 2007 performance shares reflect a payout of 56% (which was earned but unpaid as of the last day of the fiscal year) and a target payout for fiscal 2008 and 2009 awards. Under the Change in Control scenario the fiscal 2007 award reflects a target payout as our plan states that no less than a target award will be paid in the event of a change in control.

(7)
Under our death and disability provisions no pro-ration would apply to any of Mr. Sonsteby's unvested equity.

(8)
The Company provides term life insurance for the NEOs at four times base salary with a maximum benefit of $3,500,000.

(9)
Amount listed assumes that Mr. Sonsteby would be on Short Term Disability for nine months (the maximum allowed under our plan based on tenure) and then Long Term Disability for two years.

 FISCAL 2009 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL FOR TODD E. DIENER(1)

Benefits and Payments Upon Separation	Voluntary Resignation ($)	Retirement	Involuntary Not For Cause Termination(7)	For Cause Termination	Change in Control	Disability(8)	Death(8)
Cash Compensation
Cash Severance(2)	—	—	632,965	—	632,965	—	—
Profit Sharing(3)	—	—	—	—	462,697	270,130	270,130
Equity Compensation(4)
Stock Options(5)	—	—	—	—	—	—	—
Performance Shares(6)	466,872	—	943,272	—	1,786,500	1,419,672	1,419,672
2005 Executive LTIP	—	—	—	—	794,000	794,000	794,000
Restricted Stock	60,963	—	88,753	—	195,943	195,943	195,943
Benefits & Perquisites
Deferred Savings Plan	—	—	—	—	—	—	—
Retiree Medical	—	—	—	—	—	—	—
Life Insurance(9)	—	—	—	—	—	—	2,531,860
Disability Insurance(10)	—	—	—	—	—	1,194,724	—
Accrued Vacation	—	—	—	—	—	—	—
Total	527,835	—	1,664,990	—	3,872,105	3,874,469	5,211,605

(1)
Mr. Diener is not eligible for retirement as of the last day of the fiscal year. However, for grants prior to fiscal 2008 he meets the age and and service requirements to retain his unvested equity. For a detailed description of our retirement program, please see the Retirement Definitions and Payouts section in the discussion portion of the proxy.

(2)
Severance payments are based on tenure. Mr. Diener would be eligible for the maximum severance payment of 12 months of salary.

(3)
The profit sharing award shown was earned for fiscal 2009, but is unpaid as of the last day of the fiscal year under all scenarios except for Change in Control. Our profit sharing plan states that no less than a target award will be paid in the event of a change in control.

(4)
Under old retirement provisions, Mr. Diener is able to retain his unvested equity for grants prior to fiscal 2008 except for the 2005 Executive LTIP award. Mr. Diener is only able to retain these unvested shares in the event of Death, Disability or Change in Control.

(5)
As of the last day of the fiscal year all of Mr. Diener's unvested stock options are underwater (the market price is below the strike price).

(6)
Under all of the scenarios listed except Change in Control the fiscal 2007 performance shares reflect a payout of 56% (which was earned but unpaid as of the last day of the fiscal year) and a target payout for fiscal 2008 and 2009 awards. Under the Change in Control scenario the fiscal 2007 award reflects a target payout as our plan states that no less than a target award will be paid in the event of a change in control.

(7)
Under the Involuntary Not for Cause Termination scenario, Mr. Diener is able to retain his unvested equity prior to fiscal 2008 (except the 2005 Executive LTIP) and a pro-rata portion of his fiscal 2008 and 2009 performance shares and career equity.

(8)
Under our death and disability provisions no pro-ration would apply to any of Mr. Diener's unvested equity.

(9)
The Company provides term life insurance for the NEOs at four times base salary with a maximum benefit of $3,500,000.

(10)
Amount listed assumes that Mr. Diener would be on Short Term Disability for nine months (the maximum allowed under our plan based on tenure) and then Long Term Disability for two years.

 FISCAL 2009 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL FOR ROGER F. THOMSON(1)

Benefits and Payments Upon Separation	Voluntary Resignation ($)	Retirement	Involuntary Not For Cause Termination	For Cause Termination	Change in Control	Disability(7)	Death(7)
Cash Compensation
Cash Severance(2)	—	—	522,364	—	522,364	—	—
Profit Sharing(3)	261,600	261,600	261,600	—	313,418	261,600	261,600
Equity Compensation(4)
Stock Options(5)	—	—	—	—	—	—	—
Performance Shares(6)	772,086	772,086	772,086	—	960,740	772,086	772,086
2005 Executive LTIP	—	—	—	—	666,960	666,960	666,960
Restricted Stock	82,274	82,274	82,274	—	129,914	129,914	129,914
Benefits & Perquisites
Deferred Savings Plan	—	—	—	—	—	—	—
Retiree Medical	30,425	30,425	30,425	—	30,425	30,425	—
Life Insurance(8)	—	—	—	—	—	—	2,089,456
Disability Insurance(9)	—	—	—	—	—	1,111,773	—
Accrued Vacation	—	—	—	—	—	—	—
Total	1,146,385	1,146,385	1,668,749	—	2,623,821	2,972,758	3,920,016

(1)
Mr. Thomson is eligible for retirement as of the last day of the fiscal year. It is assumed under any of the scenarios listed (excluding death and disability) he would retire from the company.

(2)
Severance payments are based on tenure. Mr. Thomson would be eligible for the maximum severance payment of 12 months of salary.

(3)
The profit sharing award shown was earned for fiscal 2009, but is unpaid as of the last day of the fiscal year under all scenarios except for Change in Control. Our profit sharing plan states that no less than a target award will be paid in the event of a change in control.

(4)
Under our retirement provisions, Mr. Thomson is able to retain:

—
All of his unvested stock options;

—
All of his performance shares;

—
All of his career equity;

—
All of his restricted stock granted under our discontinued LTIP program (but none of his shares under the 2005 Executive LTIP, which may only be retained in the event of Death, Disability or Change in Control).

(5)
As of the last day of the fiscal year all of Mr. Thomson's unvested stock options are underwater (the market price is below the strike price).

(6)
Under all of the scenarios listed except Change in Control the fiscal 2007 performance shares reflect a payout of 56% (which was earned but unpaid as of the last day of the fiscal year) and a target payout for fiscal 2008 and 2009 awards. Under the Change in Control scenario the fiscal 2007 award reflects a target payout as our plan states that no less than a target award will be paid in the event of a change in control.

(7)
Under our death and disability provisions no pro-ration would apply to any of Mr. Thomson's unvested equity.

(8)
The Company provides term life insurance for the NEOs at four times base salary with a maximum benefit of $3,500,000.

(9)
Amount listed assumes that Mr. Thomson would be on Short Term Disability for nine months (the maximum allowed under our plan based on tenure) and then Long Term Disability for two years.

 FISCAL 2009 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL FOR MICHAEL B. WEBBERMAN(1)

Benefits and Payments Upon Separation	Voluntary Resignation ($)	Retirement	Involuntary Not For Cause Termination	For Cause Termination	Change in Control	Disability(7)	Death(7)
Cash Compensation
Cash Severance(2)	—	—	409,430	—	409,430	—	—
Profit Sharing(3)	—	—	—	—	245,658	205,043	205,043
Equity Compensation(4)
Stock Options(5)	—	—	—	—	—	—	—
Performance Shares(6)	—	—	259,373	—	936,920	758,746	758,746
2005 Executive LTIP	—	—	—	—	349,360	349,360	349,360
Restricted Stock	—	—	27,790	—	148,732	148,732	148,732
Benefits & Perquisites
Deferred Savings Plan	—	—	—	—	—	—	—
Retiree Medical	—	—	—	—	—	—	—
Life Insurance(8)	—	—	—	—	—	—	1,637,720
Disability Insurance(9)	—	—	—	—	—	880,275	—
Accrued Vacation	—	—	—	—	—	—	—
Total	—	—	696,593	—	2,090,100	2,342,156	3,099,601

(1)
Mr. Webberman is not eligible for retirement as of the last day of the fiscal year.

(2)
Severance payments are based on tenure. Mr. Webberman would be eligible for the maximum severance payment of 12 months of salary.

(3)
The profit sharing award shown was earned for fiscal 2009, but is unpaid as of the last day of the fiscal year under all scenarios except for Change in Control. Our profit sharing plan states that no less than a target award will be paid in the event of a change in control.

(4)
In this scenario Mr. Webberman is able to retain his fiscal 2008 and 2009 option awards, a pro-rata portion of his performance share awards and a pro-rata portion of his career equity award. Mr. Webberman is only able to retain the 2005 Executive LTIP award under the Change in Control, Death and Disability scenarios.

(5)
As of the last day of the fiscal year all of Mr. Webberman's unvested stock options are underwater (the market price is below the strike price).

(6)
Under all of the applicable scenarios except Change in Control the fiscal 2007 performance shares reflect a payout of 56% (which was earned but unpaid as of the last day of the fiscal year) and a target payout for fiscal 2008 and 2009 awards. Under the Change in Control scenario the fiscal 2007 award reflects a target payout as our plan states that no less than a target award will be paid in the event of a change in control.

(7)
Under our death and disability provisions no pro-ration would apply to any of Mr. Webberman's unvested equity.

(8)
The Company provides term life insurance for the NEOs at four times base salary with a maximum benefit of $3,500,000.

(9)
Amount listed assumes that Mr. Webberman would be on Short Term Disability for nine months (the maximum allowed under our plan based on tenure) and then Long Term Disability for two years.

 REPORT OF THE AUDIT COMMITTEE

        In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. Our management is responsible for our internal controls and the financial reporting process. KPMG LLP, our independent auditors, is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on those statements. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee also is responsible for the selection of our independent auditors. The Audit Committee is composed solely of independent directors who are qualified for service under NYSE listing standards and SEC rules.

        In this context, the Audit Committee held discussions with our management regarding our audited financial statements. Our management represented to the Audit Committee that our audited financial statements were prepared in accordance with generally accepted accounting principles. Such discussions also involved an evaluation of the independence of KPMG LLP. The Audit Committee reviewed and discussed the audited financial statements with both management and KPMG LLP. The Audit Committee also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG LLP their independence in connection with their audit of our financial statements.

        Based on the discussions with KPMG LLP concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommends to the Board that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 24, 2009 for filing with the SEC. The Audit Committee approved the appointment of KPMG LLP as our independent registered public accounting firm for the 2009 fiscal year.

        Further, in accordance with its written charter, the Audit Committee is responsible for discussions with management relating to the Company's processes to monitor and minimize significant risks and exposures. During Fiscal 2009, the Audit Committee reviewed and discussed with management progress on the Company's enterprise risk management system including the evaluation of identified risks and alignment of Company processes to manage the risks within the Company's approved strategies.

Respectfully submitted, AUDIT COMMITTEE
CECE SMITH (Chair) HARRIET EDELMAN MARVIN J. GIROUARD GEORGE R. MRKONIC ERLE NYE

STOCK OWNERSHIP OF CERTAIN PERSONS

        The following table shows the ownership of our common stock by (a) all persons known by us to beneficially own more than 5% of our common stock, (b) each present director, including present directors being considered for election at the annual meeting, (c) the named executive officers, and (d) all executive officers and directors as a group.

Name	Number of Shares of Common Stock Beneficially Owned as of August 12, 2009		Number Attributable to Options Exercisable Within 60 Days of August 12, 2009		Percent(9)
FMR LLC. 82 Devonshire Street Boston, MA 02109	14,703,430	(1)		(3)	14.39%
LSV Asset Management 1 N. Wacker Drive, Suite 4000 Chicago, IL 60606	5,226,923	(2)		(3)	5.12%
Directors(4)
Douglas H. Brooks	1,369,962	(5)	1,147,504	(6)	1.34%
Harriet Edelman	17,358	(5)	-0-	(6)	*
Marvin J. Girouard	86,674	(5)	46,746	(6)	*
John W. Mims	38,039	(5)	-0-	(6)	*
George R. Mrkonic	89,945	(5)	47,000	(6)	*
Erle Nye	97,032	(5)	59,412	(6)	*
James Oesterreicher	78,989	(5)	45,779	(6)	*
Rosendo G. Parra	76,934	(5)	39,372	(6)	*
Cece Smith	104,213	(5)	62,500	(6)	*
Named Executive Officers(4)(7)
Todd E. Diener	529,473	(5)	440,629	(8)	*
Charles M. Sonsteby	331,851	(5)	225,127	(8)	*
Roger F. Thomson	223,745	(5)	134,307	(8)	*
Michael Webberman	164,503	(5)	136,559	(8)	*
All Executive Officers and Directors as a Group (16 persons)	3,442,179	(5)	2,564,060	(8)	3.37%

*
Less than 1%.

(1)
Based on information contained in Schedule 13G/A dated February 16, 2009. The Schedule 13G/A reported that FMR LLC owned and had sole dispositive power over 14,703,430 shares of common stock, and had no shared voting power over such shares.

(2)
Based on information contained in Schedule 13G dated February 11, 2009. The Schedule 13G reported that LSV Asset Management owned and had sole dispositive power and sole voting power over 5,226,923 shares of common stock.

(3)
Not Applicable.

(4)
We determined beneficial ownership in accordance with the rules of the SEC. Except as noted, and except for any community property interests owned by spouses, the listed individuals have sole investment power and sole voting power as to all shares of stock of which they are identified as being the beneficial owners.

(5)
Our list includes shares of common stock which may be acquired by exercise of options vested, or vesting within 60 days of August 12, 2009, under one of the following plans: 1991 Stock Option Plan for Non-Employee Directors and Consultants, 1992 Incentive Stock Option Plan, Stock Option and Incentive Plan, and 1999 Stock Option and Incentive Plan for Non-Employee Directors and Consultants, as applicable.

(6)
Mr. Brooks owns 1,333,754 stock options, 1,147,504 of which have vested, or will vest, within 60 days of August 12, 2009. Ms. Edelman owns no stock options. Mr. Girouard owns 50,496 stock options, 46,746 of which have vested, or will vest, within 60 days of August 12, 2009. Mr. Mims owns no stock options. Mr. Mrkonic owns 49,500 stock options, 47,000 of which have vested, or will vest, within 60 days of August 12, 2009. Mr. Nye owns 63,162 stock options, 59,412 of which have vested, or will vest, within 60 days of August 12, 2009. Mr. Oesterreicher owns 49,529 stock options, 45,779 of which have vested, or will vest, within 60 days of August 12, 2009. Mr. Parra owns 40,622 stock options, 39,372 of which have vested, or will vest, within 60 days of August 12, 2009. Ms. Smith owns 67,500 stock options, 62,500 of which have vested, or will vest, within 60 days of August 12, 2009.

(7)
In addition to Mr. Brooks who serves as a director.

(8)
Mr. Diener owns 533,754 stock options, 440,629 of which have vested, or will vest, within 60 days of August 12, 2009. Mr. Sonsteby owns 306,002 stock options, 225,127 of which have vested, or will vest, within 60 days of August 12, 2009. Mr. Thomson owns 182,620 stock options, 134,307 of which have vested, or will vest, within 60 days of August 12, 2009. Mr. Webberman owns 183,559 stock options, 136,559 of which have vested, or will vest, within 60 days of August 12, 2009. All Executive Officers and Directors as a Group own 3,137,875 stock options, 2,564,060 of which have vested, or will vest, within 60 days of August 12, 2009.

(9)
This percentage is based on number of outstanding shares of common stock as of August 12, 2009 (102,143,399 shares).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the United States, our directors and executive officers, and persons who own more than 10% of our common stock are required to report their initial ownership of our common stock and any subsequent changes in that ownership to the SEC and to furnish us with copies of all such reports. Based on our review of the reports we received and other written communications, we believe that all filing requirements were satisfied.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        It is our policy, where possible, to avoid transactions (except those which are employment related) with officers, directors, and affiliates. If we believe we should enter into any such transactions, we will do so on terms no less favorable to us than we could obtain from third parties, and such transactions will be approved by a majority of the disinterested directors of the Company. Except as noted below, there were no transactions required to be reported.

        On August 26, 2004, Mr. Ronald A. McDougall agreed to serve as a consultant to us following the termination of his service on the Board of Directors effective November 4, 2004. Under this agreement, Mr. McDougall remained a consultant to us through November 3, 2006. The agreement expired on November 6, 2006. During the three year period after termination, Mr. McDougall has also agreed to not be employed by or consult for any of our competitors. This period will end on November 5, 2009.

        During the fiscal year 2009, we employed two family members of one of our executive officers. These family members received compensation comparable to other team members in the Company at a similar level, are not executive officers, and do not report directly to any of our executive officers. None of our directors or executive officers has a material interest in these family members' employment relationship and none of them share a home with these team members.

MISCELLANEOUS

        The Annual Report to Shareholders of the Company, including our Form 10-K for the fiscal year ended June 24, 2009, accompanying this Proxy Statement is not deemed to be a part of the Proxy Statement.

By Order of the Board of Directors,
ROGER F. THOMSON Secretary
Dallas, Texas September 15, 2009

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date BRINKER INTERNATIONAL, INC. M16788- P84310_Z50218 BRINKER INTERNATIONAL, INC. 6820 LBJ FREEWAY SUITE 200 DALLAS, TX 75240 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain 2. THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL 2010 YEAR. 3. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. For All Withhold All For All Except 0 0 0 0 0 0 Vote On Directors 1. ELECTION OF DIRECTORS Nominees: Vote On Proposal WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. YOUR VOTE IS IMPORTANT! You can vote in one of three ways: VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Brinker International, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Brinker International, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends that you vote FOR the following: (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.) 01) Douglas H. Brooks 02) Harriet Edelman 03) Marvin J. Girouard 04) John W. Mims 05) George R. Mrkonic 06) Erle Nye 07) Rosendo G. Parra 08) Cece Smith The Board of Directors recommends you vote FOR the following proposal:

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M16789- P84310_Z50218

FOLD AND DETACH HERE

BRINKER INTERNATIONAL, INC.

PROXY

The undersigned hereby (a) acknowledges receipt of the notice of Annual Meeting of Shareholders of Brinker International, Inc. (the “Company”) to be held at the Addison Conference Centre, 15650 Addison Road, Addison, Texas 75001 on Thursday, October 29, 2009, at 9:00 a.m., CDT, and the Proxy Statement in connection therewith, and (b) appoints Douglas H. Brooks and Marvin J. Girouard, and each of them, as the undersigned’s proxies with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment thereof, and the undersigned directs that the undersigned’s proxy be voted as shown on the reverse side hereof or as directed via Telephone or Internet.

If more than one of the proxies shall be present in person or by substitute at the meeting or any adjournment thereof, all of said proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given or given via Telephone or Internet.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR BY TELEPHONE OR INTERNET.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

(Continued on Reverse Side)

M16798-P84310-Z50218 Meeting Information Meeting Type: Annual For holders as of: September 1, 2009 Date: October 29, 2009 Time: 9:00 a.m. CDT Location: You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. BRINKER INTERNATIONAL, INC. *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Addison Conference Centre 15650 Addison Road Addison, Texas 75001 BRINKER INTERNATIONAL, INC. 6820 LBJ FREEWAY SUITE 200 DALLAS, TX 75240

M16799-P84310-Z50218 Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 15, 2009 to facilitate timely delivery. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Voting Items 2. THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL 2010 YEAR. 3. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. 1. ELECTION OF DIRECTORS Nominees: The Board of Directors recommends that you vote FOR the following: 01) Douglas H. Brooks 02) Harriet Edelman 03) Marvin J. Girouard 04) John W. Mims 05) George R. Mrkonic 06) Erle Nye 07) Rosendo G. Parra 08) Cece Smith The Board of Directors recommends you vote FOR the following proposal: M16800-P84310-Z50218

M16801-P84310-Z50218

QuickLinks

BRINKER INTERNATIONAL, INC. PROXY STATEMENT QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF INDEPENDENT AUDITORS
INFORMATION ABOUT THE BOARD OF DIRECTORS AND GOVERNANCE OF THE COMPANY
Fiscal 2009 Director Compensation Table
Directors Outstanding Equity Awards at 2009 Fiscal Year End
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION Compensation Discussion and Analysis
Benchmarking Proxy Peer Group
Targeted Fixed Versus Variable Compensation Mix for the Named Executive Officers for Fiscal 2009
Fiscal 2009 Actual Short-Term Incentive Payout versus Target
Fiscal 2009-2011 Total Shareholder Return Peer Group
Stock Ownership Guidelines
Company Paid Benefits for the Named Executive Officers
REPORT OF THE COMPENSATION COMMITTEE
FISCAL 2009 SUMMARY COMPENSATION TABLE
Fiscal 2009 Grants of Plan-Based Awards Table
Fiscal 2009 Outstanding Equity Awards at Fiscal Year-End Table
FISCAL 2009 OPTION EXERCISES AND STOCK VESTED TABLE
FISCAL 2009 NONQUALIFIED DEFERRED COMPENSATION TABLE
FISCAL 2009 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL FOR DOUGLAS H. BROOKS(1)
FISCAL 2009 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL FOR CHARLES M. SONSTEBY(1)
FISCAL 2009 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL FOR TODD E. DIENER(1)
FISCAL 2009 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL FOR ROGER F. THOMSON(1)
FISCAL 2009 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL FOR MICHAEL B. WEBBERMAN(1)
REPORT OF THE AUDIT COMMITTEE
STOCK OWNERSHIP OF CERTAIN PERSONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
MISCELLANEOUS